PRINCIPAL FUNDS, INC. (“PFI”)
Class A Shares
Class C Shares
Class J Shares
Class P Shares
The date of this Prospectus is December 30, 2013.

Ticker Symbols by Share Class
Fund	A	C	J	P
Blue Chip	PBLAX	PBLCX		PBLPX
Bond Market Index			PBIJX
Diversified Real Asset	PRDAX	PRDCX		PRDPX
Global Multi-Strategy	PMSAX	PMSCX		PMSPX
Global Opportunities	PGLAX	PGOCX		PGXPX
Opportunistic Municipal	PMOAX	PMODX		PMOQX
Preferred Securities	PPSAX	PRFCX	PPSJX	PPSPX
Small-MidCap Dividend Income	PMDAX	PMDDX		PMDPX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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BLUE CHIP FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment):

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses (1)	0.52%	0.52%	0.42%
Total Annual Fund Operating Expenses	1.47%	2.22%	1.12%
Expense Reimbursement (2)	(0.12)%	(0.12)%	(0.22)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.35%	2.10%	0.90%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A and 2.10% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 29, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$680	$978
Class C	$313	$683
Class P	$92	$334
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years
Class A	$680	$978
Class C	$213	$683
Class P	$92	$334

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 1.3% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with large market capitalizations at the time of each purchase. For this Fund, companies with large market capitalizations are those with market capitalizations similar to companies in the Russell 1000 Growth® Index (as of November 30, 2013, this range was between approximately $896.0 million and $522.0 billion). The Fund invests in foreign securities. The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the Russell 1000 Growth Index. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC

•	K. William Nolin (since 2012), Portfolio Manager

•	Tom Rozycki (since 2012), Research Analyst & Associate Portfolio Manager

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

BOND MARKET INDEX FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees (fees paid directly from your investment)

Class J
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Class J
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	0.77%
Fee Waiver (1)	(0.01)%
Total Annual Fund Operating Expenses after Fee Waiver	0.76%

(1)
Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class J	$178	$245	$427	$953
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class J	$78	$245	$427	$953
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 131.7% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities held by the Barclays U.S. Aggregate Bond Index (the "Index") at the time of each purchase. The Index is composed of investment grade, fixed rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. The Fund employs a passive investment approach designed to attempt to track the performance of the Index. Under normal circumstances, the Fund maintains an average portfolio duration that is in line with the duration of the Index, which as of August 31, 2013 was 5.55 years. The Fund actively trades portfolio securities.

Principal Risks
The Fund may be an appropriate investment for investors interested in investing in a fixed-income mutual fund and preferring a passive, rather than active, management style.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Index Fund Investment Risk. More likely than not, an index fund will underperform the index due to cashflows and the fees and expenses of the fund.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class J shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for Class J shares of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	Life of Fund results are measured from the date the Fund's shares were first sold (December 30, 2009).

•	Class J shares were first sold on March 16, 2010.

•	The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares.

•	The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on December 30, 2009.
Total Returns as of December 31 each year (Class J shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 '11	3.60%
Lowest return for a quarter during the period of the bar chart above:	Q4 '10	-1.49%

(1)	The year-to-date return as of September 30, 2013 was -2.64% for Class J shares.

Average Annual Total Returns
For the periods ended 12/31/2012	1 Year	Life of Fund
Class J Return Before Taxes	2.26%	4.89%
Class J Return After Taxes on Distributions	1.71%	4.29%
Class J Return After Taxes on Distribution and Sale of Fund Shares	1.48%	3.83%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	4.21%	6.12%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Mellon Capital Management Corporation

•	David C. Kwan (since 2009), Managing Director, Head of Fixed Income Management

•	Gregg Lee (since 2010), Vice President, Senior Portfolio Manager, Fixed Income

•	Zandra Zelaya (since 2009), Director, Senior Portfolio Manager, Fixed-Income
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

DIVERSIFIED REAL ASSET FUND

Objective:	The Fund seeks a long-term total return in excess of inflation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses	0.39%	0.21%	0.16%
Total Annual Fund Operating Expenses	1.47%	2.04%	0.99%
Expense Reimbursement(1)	(0.22)%	(0.04)%	—%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.25%	2.00%	0.99%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class A and 2.00% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$498	$802	$1,127	$2,048
Class C	$303	$636	$1,095	$2,366
Class P	$101	$315	$547	$1,213
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$498	$802	$1,127	$2,048
Class C	$203	$636	$1,095	$2,366
Class P	$101	$315	$547	$1,213

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 78.7% of the average value of its portfolio.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by allocating its assets among the following general investment categories: inflation-indexed bonds, securities of real estate companies, commodity index-linked notes, fixed-income securities, securities of natural resource companies, master limited partnerships (MLPs), publicly-listed infrastructure companies, and floating rate debt. The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index.
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the real estate and energy/natural resources industries.
In managing the Fund, Principal Management Corporation ("Principal"), the Fund’s investment advisor, determines the Fund's strategic asset allocation among the general investment categories described below, which are executed by multiple sub-advisors. The allocations will vary from time to time, and the Fund may add additional investment categories. Except for its policy to concentrate in the real estate and energy/natural resources industries, the Fund retains considerable latitude in allocating its assets.
A portion of the Fund's assets is invested primarily in inflation-indexed bonds issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and U.S. and non-U.S. corporations. Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure.
A portion of the Fund's assets is invested in a combination of commodity index-linked notes and fixed-income securities. Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. In order to gain exposure to the commodities markets without investing directly in physical commodities, the Fund invests in commodity index-linked notes. Commodity index-linked notes are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. These notes are sometimes referred to as "structured notes" because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity index and will be subject to credit and interest rate risks that typically affect debt securities. The fixed income securities are primarily short-term U.S. Treasury and Agency notes and bonds.
A portion of the Fund's assets is invested in the real estate industry. The Fund invests in equity securities of global companies principally engaged in the real estate industry ("real estate companies"). A real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts ("REITs"), REIT-like entities, and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies as well as building supply manufacturers, mortgage lenders, and mortgage servicing companies.
A portion of the Fund's assets is invested in securities of companies that primarily own, explore, mine, process or otherwise develop natural resources, or supply goods and services to such companies. Natural resources generally include precious metals, such as gold, silver and platinum, ferrous and nonferrous metals, such as iron, aluminum and copper, strategic metals such as uranium and titanium, hydrocarbons such as coal, oil and natural gas, timberland, undeveloped real property and agricultural commodities.
A portion of the Fund's assets is invested in MLPs. Generally, MLPs are engaged in the transportation, storage, processing, refining, marketing, production, or mining of natural resources. The Fund invests primarily in the mid-stream category of MLPs, which is generally comprised of pipelines used to gather, process, transport, and distribute natural gas, crude oil, and refined petroleum products.
A portion of the Fund’s assets is invested in domestic and foreign publicly-listed infrastructure companies. Publicly-listed infrastructure equity securities trade on an exchange and include, but are not limited to, companies involved in the ownership and/or operations of infrastructure assets within the transportation, communications, water, electricity transmission and distribution, and oil and gas storage, processing and transportation industries.

A portion of the Fund’s assets is invested in below-investment-grade (sometimes called “junk”) or comparable unrated floating rate debt (also known as bank loans, syndicated loans, leveraged loans or senior floating rate interests). Floating rate debt has a variable coupon that resets periodically, with interest payments determined by a representative interest rate index (e.g. LIBOR or the federal funds rate) plus a fixed spread. As a result, the coupon payments vary, or “float” with prevailing market interest rates.
During the fiscal year ended August 31, 2013, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

58.08% in securities rated Aaa	1.59% in securities rated Baa	1.23% in securities rated Caa	0.01% in securities rated D
0.99% in securities rated Aa	12.53% in securities rated Ba	0.00% in securities rated Ca	10.74% in securities not rated
0.00% in securities rated A	14.83% in securities rated B	0.00% in securities rated C
Principal Risks
The Fund may be an appropriate investment for investors seeking to maintain their purchasing power, who are willing to accept the risks associated with investing in commodity index-linked notes, fixed-income securities, inflation-indexed bonds, equity securities and real estate.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Commodity Index-Linked Notes Risk. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity. These notes expose the fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged. At the maturity of the note, the fund may receive more or less principal than it originally invested. The fund may also receive interest payments on the note that are less than the stated coupon interest payments.
Commodity-Related Investment Risk. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Industry Concentration Risk (Energy/Natural Resources). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in energy/natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures, international politics, the success of exploration projects, commodity prices, energy conservation, taxes and other government regulations. In addition, interest rates and general economic conditions may affect the demand for energy/natural resources. For example, events occurring in nature (such as earthquakes or fires in prime energy/natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect overall supply of energy/natural resources and the value of companies involved in energy/natural resources.
Industry Concentration Risk (Real Estate). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in the real estate industry can be subject to the risks associated with direct ownership of real estate, securities of companies in the real estate industry, and/or real estate investment trusts.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.

Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	Life of Fund results are measured from the date the Fund's shares were first sold (March 16, 2010).

•	Class A and C shares commenced operations on March 16, 2010 and Class P shares were first sold on September 27, 2010.

•	The returns for Class P shares, for the periods prior to that date, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class P shares.

•
The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 16, 2010.

Total Returns as of December 31 each year (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 '11	7.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 '11	-9.20%

(1)	The year-to-date return as of September 30, 2013 was 2.84% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2012	1 Year	Life of Fund
Class A Return Before Taxes	3.18%	6.60%
Class A Return After Taxes on Distributions	2.44%	6.03%
Class A Return After Taxes on Distribution and Sale of Fund Shares	2.57%	5.46%
Class C Return Before Taxes	5.37%	7.30%
Class P Return Before Taxes	7.48%	8.33%
Barclays U.S. Treasury TIPS Index (reflects no deduction for fees, expenses, or taxes)	6.98%	9.17%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses, or taxes)	9.43%	6.73%
Dow Jones Brookfield Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	16.01%	14.75%
Dow Jones UBS Commodity Index (reflects no deduction for fees, expenses, or taxes)	(1.06)%	1.73%
Tortoise MLP Index (reflects no deduction for fees, expenses, or taxes)	5.45%	16.00%
S&P North American Natural Resources Index (reflects no deduction for fees, expenses, or taxes)	2.20%	5.16%
FTSE EPRA/NAREIT Developed Index (reflects no deduction for fees, expenses, or taxes)	28.65%	13.10%
Diversified Real Asset Custom Index (reflects no deduction for fees, expenses, or taxes)	8.68%	9.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Classes C and P shares.
Performance of a blended index shows how the Fund’s performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The Diversified Real Asset Custom Index is composed of 17% Barclays U.S. Treasury TIPS Index, 20% Credit Suisse Leveraged Loan Index, 20% Dow Jones Brookfield Global Infrastructure Index, 18% Dow Jones UBS Commodity Index, 12% Tortoise MLP Index, 8% S&P N.A. Natural Resources Index, and 5% FTSE EPRA/NAREIT Developed Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Michael P. Finnegan (since 2010), Chief Investment Officer

•	Kelly Grossman (since 2010), Senior Product Manager

•	Dave Reichart (since 2011), Senior Vice President
Sub-Advisors:
BlackRock Financial Management, Inc.
Brookfield Investment Management Inc.
Credit Suisse Asset Management, LLC
Jennison Associates LLC
Principal Real Estate Investors, LLC
Symphony Asset Management LLC
Tortoise Capital Advisors, L.L.C.
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

GLOBAL MULTI-STRATEGY FUND

Objective:	The Fund seeks to achieve long-term capital appreciation with an emphasis on positive total returns and relatively low volatility.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	1.59%	1.59%	1.59%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses:
Dividend and Interest Expense on Short Sales	0.61%	0.61%	0.61%
Remainder of Other Expenses	0.29%	0.45%	0.29%
Total Annual Fund Operating Expenses	2.74%	3.65%	2.49%
Expense Reimbursement(1)	(0.13)%	(0.29)%	(0.09)%
Total Annual Fund Operating Expenses after Expense Reimbursement	2.61%	3.36%	2.40%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.00% for Class A and 2.75% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$629	$1,182	$1,759	$3,321
Class C	$439	$1,091	$1,863	$3,888
Class P	$243	$767	$1,317	$2,819
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$629	$1,182	$1,759	$3,321
Class C	$339	$1,091	$1,863	$3,888
Class P	$243	$767	$1,317	$2,819

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 135.6% of the average value of its portfolio.
Principal Investment Strategies
Principal Management Corporation ("Principal"), the Fund's investment adviser, allocates the Fund's assets among one or more of the investment strategies described below, which are executed by one or more of the Fund's sub-advisors. In making these allocations, Principal seeks to combine the strategies of the sub-advisors efficiently and systematically so that the Fund generates, through a diversified set of investment strategies, a positive total return with relatively low volatility and low sensitivity or correlation to market indices. By allocating the Fund’s assets among a variety of investment strategies, which will vary from time-to-time, the Fund seeks to lessen risk and reduce volatility. Principal may also direct a sub-advisor to reduce or omit its investment in certain assets or asset classes in an effort to achieve its desired combination of the Fund's strategies.
In pursuing its strategies, the Fund invests in a broad range of instruments including, but not limited to, equities, bonds, currencies, convertible securities and derivatives such as futures, options, swaps (including, for example, credit default, interest rate, and currency swaps) and forwards. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund intends to engage in derivative transactions to gain exposure to a variety of securities or attempt to reduce risk. The Fund intends to invest in securities that are tied economically to a number of countries throughout the world, including the U.S.; however, the Fund has no requirements as to the amount of its net assets that it invests in foreign securities. The Fund is considered non-diversified, which means it can invest a higher percentage of assets in securities of individual issuers than a diversified fund. The Fund actively trades securities.
Some of the strategies take long and/or short positions. When taking a short position, the Fund may sell an instrument that it does not own and then borrow to meet its settlement obligations. The Fund may take short positions in futures, forwards or swaps. A short position will benefit from a decrease in price of the underlying instrument and will lose value if the price of the underlying instrument increases. Long positions will profit if the value of the instrument increases. Simultaneously engaging in long investing and short selling reduces the net exposure of the overall portfolio to general market movements. Relative value positions may be taken as well in the various strategies. Relative value strategies capitalize on price differences between similar securities or relative value among securities of the same company.
The Fund may use all or some of the following strategies to varying degrees, depending on market conditions, and may add additional strategies. Principal may allocate 0% to 100% of the Fund’s assets to any of these strategies at any time.
Credit Long/Short and Distressed Credit. This strategy utilizes a flexible investment approach that allocates investments across a global range of investment opportunities related to credit, currencies and interest rates, while employing risk management strategies. This strategy invests in fixed income securities and instruments and may invest in both investment-grade securities and below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). This strategy may also invest in the following securities: securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers, preferred securities, convertible securities, Rule 144A securities, mortgage or asset-backed securities, floating rate debt (including bank loans), distressed investments, emerging markets, equities and derivative instruments, such as options, futures contracts, forwards or swap agreements. This strategy may utilize derivative instruments in an effort to minimize volatility. Also, at times, this strategy expects to gain its investment exposure substantially through the use of derivatives. The notional value of this strategy’s long and short investment exposures may at times each reach 100% of the assets invested in this strategy (excluding instruments used primarily for duration, yield curve, and interest rate management and short-term investments), although these exposures may be higher or lower at any given time. This strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The strategy may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Emerging Market Long/Short Credit. The emerging markets credit opportunities strategy is designed to benefit from opportunities in emerging market, liquid, high grade, high yield, stressed, distressed and other corporate or sovereign credits. This strategy takes long and short exposure to selected emerging market issuers when factors have been identified which the Fund believes will drive substantial appreciation or depreciation of the particular exposure. The geographical focus of the investment strategy is derived from the dynamics of economic and political developments as well as the specific nature of local jurisdictions in the emerging markets. These securities may be either U.S. or non-U.S. dollar denominated.
Equity Long/Short. This strategy provides long and short exposure to a diversified portfolio of U.S. and non-U.S. equities which involves simultaneously investing in equities (i.e., investing long) the sub-advisor expects to increase in value (securities the sub-advisor believes are undervalued) and either selling equities (i.e., short sales or short selling) the sub-advisor expects to decrease in value (securities the sub-advisor believes are overvalued) or hedging equity market exposure in another way (i.e., by using derivatives such as futures or options). Long/short equity expresses industry views by emphasizing certain industries and it also seeks to exploit pricing inefficiencies between related equity securities. An example of exploiting pricing inefficiencies between related equity securities is building a portfolio containing long positions in the strongest companies of several industries and taking short positions in companies showing signs of weakness in the corresponding industries. This strategy has available two methods of analysis: fundamental analysis, a method of security analysis that involves examining a company's financial statements and operations, especially sales, earnings, products, management and competition and quantitative analysis, a method of security analysis that involves use of mathematical models to examine a company's measurable characteristics such as revenue, earnings, margins and market share.
Equity Market Neutral. This strategy seeks to profit by exploiting pricing inefficiencies between related equity securities and neutralizing exposure to market risk by maintaining long and short positions. Equity market neutral is not expected to have industry overweights.
Dedicated Short Bias. The dedicated short bias strategy seeks to profit by shorting stocks that have negative market sentiment and neutralizing exposure to market risk by maintaining long and short positions.
Global Macro. Global macro strategies seek to profit from movement in the prices of securities that are highly sensitive to macroeconomic conditions, across a broad spectrum of assets. This strategy provides long and short exposure to developed country equities, currencies, bonds, and interest rates.
Emerging Markets. This strategy seeks to profit from investing in equities, bonds, and currencies of issuers in emerging markets. This strategy provides long and short exposure to emerging country equity, debt, and currency markets, and long and short exposure to a basket of liquid equity securities traded on emerging and developed market exchanges.
Convertible Arbitrage. Convertible arbitrage strategies seek to profit from the complexity of the pricing of convertible bonds (which contain elements of both a fixed income security and an equity option) by structuring trades using multiple securities within the capital structure of a convertible bond issuer. The Fund may purchase the convertible bond of a given issuer and simultaneously sell short the common stock of that same issuer to take advantage of a mispricing of either security. This strategy takes positions in various global convertible debt and preferred securities and an offsetting position in various global equities directly linked to the convertible securities. In implementing this strategy, the Fund may use derivatives to hedge against a decline in interest rates or credit exposure.
Currency Instruments, Futures Contracts, Futures-Related Instruments and Equity Swaps. These strategies seek to profit from the design and implementation of quantitative selection models to help predict upcoming movements in any combination of fixed income, currency, or equity markets. This strategy provides long and short exposure to developed country equities, bonds and currency markets and long and short exposure to emerging country equity and currency markets.
Event Driven. Event driven strategies seek to profit from investing in the securities of companies based not on a value or growth investment style but rather on the basis that a specific event or catalyst will affect future prices. This strategy attempts to capitalize on price discrepancies and returns generated by corporate activity, such as merger arbitrage. In merger arbitrage, the Fund will employ a diversified, disciplined strategy to attempt to capture the returns from holding a long/short portfolio of stocks of companies involved in mergers.
Fixed Income Arbitrage. Fixed income arbitrage seeks to profit from exploiting mispricing of various, liquid fixed income or interest rate sensitive securities. This strategy provides long and short exposure to developed country bond and currency markets, long and short exposure to investment grade credit markets and long and short exposure to forward mortgage-backed securities trading in the to be announced (“TBA”) market.

Principal Risks
The Fund may be an appropriate investment for investors who seek long-term capital appreciation and who can accept the risks of investing in a variety of global markets and a variety of instruments.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Arbitrage Trading Risk. The underlying relationships between securities in which the fund takes arbitrage investment positions may change in an adverse manner, in which case the fund may realize losses.
Asset Allocation Risk. A fund's selection and weighting of asset classes may cause it to underperform other funds with a similar investment objective.
Bank Loans Risk. Changes in economic conditions are likely to cause issuers of bank loans (also known as senior floating rate interests) to be unable to meet their obligations. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Underlying credit agreements governing the bank loans, reliance on market makers, priority of repayment and overall market volatility may harm the liquidity of loans.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk could arise when the change in price of the hedge may not match the change in price of the asset it hedges. In other words, the hedge could move in a direction that does not match the asset it is trying to hedge.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Distressed Investments Risk. A fund’s investment in instruments involving loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans, many of which are not publicly traded, may involve a substantial degree of risk for the following reasons. These instruments may become illiquid and the prices of such instruments may be extremely volatile. Valuing such instruments may be difficult and a fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the fund may lose its entire investment.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Event-Driven Trading Risk. Event-driven trading involves the risk that the special situation may not occur as anticipated, if at all, and that the market price of a stock declines.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Prepayment Risk. Unscheduled prepayments on mortgage-backed and asset-backed securities may have to be reinvested at lower rates. A reduction in prepayments may increase the effective maturities of these securities, exposing them to the risk of decline in market value over time (extension risk).
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Short Sale Risk. A short sale involves the sale by the fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the fund.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	Life of Fund results are measured from the date the Fund's shares were first sold (October 24, 2011).

•	Class A and P shares commenced operations on October 14, 2011 and Class C shares were first sold on June 14, 2012.

•	The returns for Class C shares, for the periods prior to that date, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class C shares.

•
The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on October 24, 2011.

Total Returns as of December 31 each year (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	2.81%
Lowest return for a quarter during the period of the bar chart above:	Q2 '12	-0.20%

(1)	The year-to-date return as of September 30, 2013 was 2.12% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2012	1 Year	Life of Fund
Class A Return Before Taxes	1.58%	0.92%
Class A Return After Taxes on Distributions	1.27%	0.66%
Class A Return After Taxes on Distribution and Sale of Fund Shares	1.20%	0.70%
Class C Return Before Taxes	4.03%	3.60%
Class P Return Before Taxes	5.76%	4.39%
HFRI (Hedge Fund Research Inc.) Funds-of-Funds Composite Index (reflects no deduction for fees, expenses, or taxes)	4.79%	3.60%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Classes C and P shares.
Management
Investment Advisor and Portfolio Managers:
Principal Management Corporation

•	Michael P. Finnegan (since 2011), Chief Investment Officer

•	Kelly Grossman (since 2011), Senior Product Manager

•	Dave Reichart (since 2011), Senior Vice President
Sub-Advisors:
AQR Capital Management, LLC
Cliffwater LLC
CNH Partners, LLC
Finisterre Capital LLP
Loomis, Sayles & Company, L.P.
Los Angeles Capital Management and Equity Research, Inc.
Pacific Investment Management Company LLC
Wellington Management Company, LLP
York Registered Holdings, L.P.

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

GLOBAL OPPORTUNITIES FUND

Objective:	The Fund seeks long-term growth of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment):

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	0.84%	0.84%	0.84%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses (1)	0.51%	0.51%	0.41%
Total Annual Fund Operating Expenses	1.60%	2.35%	1.25%
Expense Reimbursement (2)	(0.10)%	(0.10)%	(0.21)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.50%	2.25%	1.04%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class A and 2.25% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 29, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Class A	$694	$1,018
Class C	$328	$724
Class P	$107	$377
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years
Class A	$694	$1,018
Class C	$228	$724
Class P	$107	$377

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. From December 28, 2012, date operations commenced, through August 31, 2013, the Fund's annualized portfolio turnover rate was 190.4% of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities. The Fund intends to invest in securities that are tied economically to a number of countries throughout the world, including the U.S. and emerging markets; however, the Fund has no requirements as to the amount of its net assets that invests in foreign securities. The Fund has a flexible investment strategy and may invest in equity securities regardless of market capitalization (small, medium, or large) and style (growth or value). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund also invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund actively trades portfolio securities. The Fund uses derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Specifically, the Fund engages in certain options or swaps transactions and enter into futures contracts for portfolio and cash management purposes.
Principal Risks
The Fund may be an appropriate investment for investors seeking long-term growth of capital in global markets, including emerging markets, who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equity securities which trade in non-U.S. currencies.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Emerging Market Risk. Investments in emerging market countries may have more risk than those in developed market countries because the emerging markets are less developed and more illiquid. Emerging market countries can also be subject to increased social, economic, regulatory, and political uncertainties and can be extremely volatile.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the MSCI All Country World Index (ACWI). You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Management
Investment Advisor: Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC

•	Christopher Ibach (since 2012), Portfolio Manager

•	Xiaoxi Li (since 2012), Portfolio Manager

•	Mustafa Sagun (since 2012), Chief Investment Officer & Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's website for more information.

OPPORTUNISTIC MUNICIPAL FUND

Objective:	The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class C		Class P
Management Fees	0.50%		0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		N/A
Other Expenses:
Interest Expenses	0.13%		0.13%		0.13%
Acquired Fund Fees and Expenses	0.02%		0.02%		0.02%
Remainder of Other Expenses	0.33%		0.40%		0.34%	(1)
Total Annual Fund Operating Expenses	1.23%		2.05%		0.99%
Expense Reimbursement	(0.18)%	(2)	(0.25)%	(2)	(0.14)%	(3)
Total Annual Fund Operating Expenses after Expense Reimbursement	1.05%		1.80%		0.85%

(1)	Based on estimated amounts for the current fiscal year.
(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares. It is expected that the expense limit will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

(3)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending December 29, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$478	$734	$1,009	$1,793
Class C	$283	$619	$1,080	$2,359
Class P	$87	$301
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$478	$734	$1,009	$1,793
Class C	$183	$619	$1,080	$2,359
Class P	$87	$301
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annualized portfolio turnover rate was 103.4% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal obligations (securities issued by or on behalf of state or local governments and other public authorities) at the time of each purchase. Many of these are from California. Municipal obligations pay interest that is exempt from federal income tax. The Fund has a flexible investment strategy and invests in obligations of any duration and credit quality, including below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade). The Fund actively trades portfolio securities.
The Fund invests in other debt obligations, including (but not limited to) taxable municipal obligations, U.S. Treasury securities, obligations of the U.S. Government, its agencies and instrumentalities (“Agency Securities”) and inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund invests in exchange-traded funds (ETFs) to gain exposure to the municipal market.
The Fund purchases derivative instruments. A derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The Fund purchases or sells various kinds of financial futures contracts to hedge against changes in interest rates or as a substitute for the purchase of portfolio securities. The Fund also enters into interest rate swaps and credit derivatives, which includes credit default swaps.
During the fiscal year ended August 31, 2013, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	26.12% in securities rated Baa	0.00% in securities rated Caa	0.00% in securities rated D
20.96% in securities rated Aa	9.88% in securities rated Ba	0.00% in securities rated Ca	18.07% in securities not rated
20.46% in securities rated A	4.51% in securities rated B	0.00% in securities rated C

Principal Risks
The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to reinvest for modest growth and are willing to accept fluctuations in the value of their investment.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Active Trading Risk. A fund that has a portfolio turnover rate over 100% is considered actively traded. Actively trading portfolio securities may accelerate realization of taxable gains and losses, lower fund performance and may result in high portfolio turnover rates and increased brokerage costs.
Basis Risk. A hedge using derivatives and/or securities could expose the fund to basis risk. Basis risk could arise when the change in price of the hedge may not match the change in price of the asset it hedges. In other words, the hedge could move in a direction that does not match the asset it is trying to hedge.
Counterparty Risk. Counterparty risk is the risk that the counterparty to a derivatives contract or repurchase agreement, the borrower of a portfolio’s securities, or other obligation, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
Derivatives Risk. Transactions in derivatives may increase volatility, cause the liquidation of portfolio positions when not advantageous to do so and produce disproportionate losses.
Exchange-Traded Funds ("ETFs") Risk. An ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Geographic Concentration Risk. A fund that invests significant portions of its assets in particular geographic areas (such as California or Illinois) has greater exposure than other funds to economic conditions and developments in those areas.
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.
Inverse Floating Rate Investments. Inverse floating rate investments are extremely sensitive to changes in interest rates and in some cases their market value may be extremely volatile.
Leverage Risk. Leverage created by borrowing or certain types of transactions or investments may impair the fund's liquidity, cause it to liquidate positions at an unfavorable time, increase volatility of the fund's net asset value, or diminish the fund's performance.
Municipal Securities Risk. Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. That source may not perform as expected and payment obligations may not be made or made on time.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than yields from many other fixed-income securities.
U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Performance
No performance information is shown because the Fund has not yet had a calendar year of performance. The Fund’s performance will be benchmarked against the Barclays Municipal Bond Index. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Principal Global Investors, LLC

•	Douglas J. Gaylor (since 2012), Portfolio Manager

•	James Noble (since 2012), Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
While the Fund intends to distribute income that is exempt from regular federal and possibly some state income taxes, a portion of the Fund’s distributions may be subject to federal income taxes or to the federal alternative minimum tax. A portion of the Fund’s distributions likely will be subject to state income taxes depending on the state’s rules.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

PREFERRED SECURITIES FUND

Objective:	The Fund seeks to provide current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class J	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class J	Class P
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.25%	N/A
Other Expenses	0.12%	0.11%	0.32%	0.15%
Total Annual Fund Operating Expenses	1.07%	1.81%	1.27%	0.85%
Fee Waiver and Expense Reimbursement (1) (2)	N/A	N/A	(0.01)%	—%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement	1.07%	1.81%	1.26%	0.85%

(1)
Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20% for Class P shares. It is expected that the expense limit will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$480	$703	$943	$1,632
Class C	$284	$569	$980	$2,127
Class J	$228	$402	$696	$1,533
Class P	$87	$271	$471	$1,049

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$480	$703	$943	$1,632
Class C	$184	$569	$980	$2,127
Class J	$128	$402	$696	$1,533
Class P	$87	$271	$471	$1,049
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 31.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in preferred securities at the time of each purchase. Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have "preference" over common stock in the payment of dividends and the liquidation of a company's assets, but are junior to all forms of the company's debt. Most of the securities purchased by the Fund are preferred securities of companies rated at the time of purchase BBB- or higher by Standard & Poor's Rating Service ("S&P") or Baa3 or higher by Moody's Investor Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the Sub-Advisor. The Fund also invests up to 15% of its assets in below investment grade bonds (sometimes called “high yield bonds” or "junk bonds") which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine whether the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade).
The Fund concentrates its investments (invests more than 25% of its net assets) in securities in the U.S. and non-U.S. financial services (i.e., banking, insurance and commercial finance,) industry. The Fund also regularly invests in the real estate investment trust (i.e. REIT) and utility industries.
During the fiscal year ended August 31, 2013, the average ratings of the Fund’s fixed-income assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

0.00% in securities rated Aaa	68.51% in securities rated Baa	0.00% in securities rated Caa	0.00% in securities rated D
3.59% in securities rated Aa	13.22% in securities rated Ba	0.00% in securities rated Ca	0.78% in securities not rated
13.84% in securities rated A	0.06% in securities rated B	0.00% in securities rated C
Principal Risks
The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to reinvest for growth and are willing to accept fluctuations in the value of the investment.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
High Yield Securities Risk. High yield fixed-income securities (commonly referred to as "junk bonds") are subject to greater credit quality risk than higher rated fixed-income securities and should be considered speculative.

Industry Concentration Risk (Financial Services). A fund that concentrates investments in a particular industry or group of industries has greater exposure than other funds to market, economic and other factors affecting that industry or group of industries. A fund concentrating in financial services companies may be more susceptible to adverse economic or regulatory occurrences affecting financial services companies. Financial companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are especially vulnerable to these economic cycles, the Fund’s investments in these companies may lose significant value during such periods.
Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.
Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•
Class A shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, Class J shares were first sold on December 29, 2003, and Class P shares were first sold on September 27, 2010.

•
The returns for Class A, C, J, and P shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, C, J, and P shares.

•	The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares, which were first sold on May 1, 2002.

Total Returns as of December 31 each year (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 '09	38.89%
Lowest return for a quarter during the period of the bar chart above:	Q3 '08	-20.97%

(1)	The year-to-date return as of September 30, 2013 was -0.09% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2012	1 Year	5 Years	10 Years
Class A Return Before Taxes	14.38%	8.78%	5.56%
Class A Return After Taxes on Distributions	12.35%	6.58%	3.65%
Class A Return After Taxes on Distribution and Sale of Fund Shares	9.66%	6.28%	3.65%
Class C Return Before Taxes	16.86%	8.79%	5.28%
Class J Return Before Taxes	17.64%	9.24%	5.60%
Class P Return Before Taxes	19.19%	9.77%	6.20%
BofA Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)	13.60%	3.83%	3.00%
Barclays U.S. Tier I Capital Securities Index (reflects no deduction for fees, expenses, or taxes)	21.88%	6.55%	5.65%
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)	17.68%	5.19%	4.14%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Classes C, J, and P shares.
Performance of a blended index shows how the Fund's performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for the Preferreds Blended Index are 50% BofA Merrill Lynch Fixed Rate Preferred Securities and 50% Barclays U.S. Tier I Capital Securities Index. The custom or blended index returns reflect the allocation in effect for the time period(s) for which fund returns are disclosed. Previous weightings or allocations of the custom or blended index are not restated.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Spectrum Asset Management, Inc.

•	Fernando "Fred" Diaz (since 2010), Portfolio Manager

•	Roberto Giangregorio (since 2010), Portfolio Manager

•	L. Phillip Jacoby, IV (since 2002), Chief Investment Officer and Portfolio Manager

•	Manu Krishnan (since 2010), Portfolio Manager

•	Mark A. Lieb (since 2009), President and Chief Executive Officer

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.
You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

SMALL-MIDCAP DIVIDEND INCOME FUND

Objective:
The Fund primarily seeks to provide a relatively high level of current income and long-term growth of income, and secondarily long-term growth of capital, while investing primarily in small- to mid-capitalization companies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of Principal Funds, Inc. More information about these and other discounts is available from your financial professional and in “Choosing a Share Class and The Costs of Investing” beginning on page 70 of the Fund’s prospectus and “Multiple Class Structure” beginning on page 52 of the Fund’s Statement of Additional Information.
Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class P
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price or NAV at the time Sales Load is paid, whichever is less)	1.00%	1.00%	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class P
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	N/A
Other Expenses	0.21%	0.47%	0.31%
Acquired Fund Fees and Expenses	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	1.39%	2.40%	1.24%
Expense Reimbursement (1)	—	(0.12)%	(0.11)%
Total Annual Fund Operating Expenses after Expense Reimbursement	1.39%	2.28%	1.13%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.40% for Class A and 2.15% for Class C shares. In addition, for Class P, the expense limit will maintain "Other Expenses" (expressed as a percent of average net assets on an annualized basis) not to exceed 0.20%, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses). It is expected that the expense limit will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$684	$966	$1,269	$2,127
Class C	$331	$737	$1,270	$2,727
Class P	$115	$383	$670	$1,490
You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$684	$966	$1,269	$2,127
Class C	$231	$737	$1,270	$2,727
Class P	$115	$383	$670	$1,490

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's annualized portfolio turnover rate was 18.5% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in dividend-paying equity securities of companies with small to medium market capitalizations at the time of each purchase. For this Fund, companies with small to medium market capitalizations are those with market capitalizations similar to companies in the Russell 2500 Value Index (as of November 30, 2013, the range of the index was between approximately $38.0 million and $10.2 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.
Principal Risks
The Fund may be an appropriate investment for investors who seek dividends to generate income or to reinvest for growth and who can accept fluctuations in the value of investments and the risks of investing in equity securities, the securities of foreign issuers, real estate investment trusts, preferred securities, convertible securities, fixed-income securities, master limited partnerships, and royalty trusts.
The value of your investment in the Fund changes with the value of the Fund's investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in the Fund, in alphabetical order, are:
Convertible Securities Risk. Convertible securities can be bonds, notes, debentures, preferred stock or other securities which are convertible into common stock. Convertible securities are subject to both the credit and interest rate risks associated with fixed income securities and to the stock market risk associated with equity securities.
Currency Risk. Risks of investing in securities denominated in, or that trade in, foreign (non-U.S.) currencies include changes in foreign exchange rates and foreign exchange restrictions.
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.
Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).
Master Limited Partnership ("MLP") Risk. MLPs are publicly-traded limited partnership interests or units. An MLP that invests in a particular industry (e.g., oil and gas) will be harmed by detrimental economic events within that industry. As partnerships, MLPs may be subject to less regulation (and less protection for investors) under state laws than corporations. In addition, MLPs may be subject to state taxation in certain jurisdictions, which may reduce the amount of income an MLP pays to its investors.
Preferred Securities Risk. Preferred securities are securities with a lower priority claim on assets or earnings than bonds and other debt instruments in a company's capital structure, and therefore can be subject to greater credit and liquidation risk than more senior debt instruments. In addition, preferred securities are subject to other risks, such as limited or no voting rights, deferring or skipping distributions, interest rate risk, and redeeming the security prior to the stated maturity date.

Real Estate Investment Trusts (“REITs”) Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk of Being an Underlying Fund. A fund is subject to the risk of being an underlying fund to the extent that a fund of funds invests in the fund. An underlying fund of a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.
Royalty Trust Risk. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could adversely affect the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Performance
The following information provides an indication of the risks of investing in the Fund. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices.

•	Life of Fund results are measured from the date the Fund's shares were first sold (June 6, 2011).

•	Class A and P shares commenced operations on June 6, 2011 and Class C shares were first sold on June 14, 2012.

•	The returns for Class C shares, for the periods prior to that date, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class C shares.

•	The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on June 6, 2011.

Total Returns as of December 31 each year (Class A shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	9.00%
Lowest return for a quarter during the period of the bar chart above:	Q2 '12	-2.90%

(1)	The year-to-date return as of September 30, 2013 was 21.10% for Class A shares.

Average Annual Total Returns
For the periods ended 12/31/2012	1 Year	Life of Fund
Class A Return Before Taxes	9.21%	5.04%
Class A Return After Taxes on Distributions	8.34%	4.17%
Class A Return After Taxes on Distribution and Sale of Fund Shares	6.43%	3.96%
Class C Return Before Taxes	13.73%	7.94%
Class P Return Before Taxes	15.93%	9.92%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	19.21%	7.44%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Classes C and P shares.
Management
Investment Advisor:    Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Edge Asset Management, Inc.

•	Daniel R. Coleman (since 2011), Head of Equities, Portfolio Manager

•	David W. Simpson (since 2011), Portfolio Manager
Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):

• For Class P Shares
• There are no minimum initial or subsequent investment requirements for an eligible purchaser.
• For share classes other than Class P: Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• For share classes other than Class P: Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024 (regular mail) or 30 Dan Road, Canton, MA 02021-2809 (overnight mail); calling us at 1-800-222-5852; or accessing our website (www.principalfunds.com).
Tax Information
The Fund’s distributions you receive are generally subject to federal income tax as ordinary income or capital gain and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-deferred in which case your distributions would be taxed when withdrawn from the tax-deferred account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Each Fund’s investment objective is described in the summary section for each Fund. The summary section also describes each Fund’s principal investment strategies, including the types of securities in which each Fund invests, and the principal risks of investing in each Fund. The principal investment strategies are not the only investment strategies available to each Fund, but they are the ones each Fund primarily uses to achieve its investment objective.
With the exception of the Opportunistic Municipal Fund, the Board of Directors may change each Fund's objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to a Fund's investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that each Fund will meet its objective.
The investment strategies identified in this section provide specific information about each Fund, but there are some general principles the sub-advisors apply in making investment decisions. When making decisions about whether to buy or sell equity securities, the sub-advisors may consider, among other things, a company’s strength in fundamentals, its potential for earnings growth over time, its ability to navigate certain macroeconomic environments, and the current price of its securities relative to their perceived worth and relative to others in its industry. When making decisions about whether to buy or sell fixed-income investments, the sub-advisors may consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates, the macroeconomic backdrop, the balance between supply and demand for certain asset classes, other general market conditions, and the credit quality of individual issuers.
Each Fund is designed to be a portion of an investor's portfolio. No Fund is intended to be a complete investment program. Investors should consider the risks of a Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. It is possible to lose money by investing in each Fund.
The following table lists each Fund and identifies whether the strategies and risks discussed in this section (listed in alphabetical order) are principal, non-principal, or not applicable for each Fund. A Fund is subject to Risk of Being an Underlying Fund to the extent that a fund of funds invests in the Fund. The Statement of Additional Information ("SAI") contains additional information about investment strategies and their related risks.

INVESTMENT STRATEGIES AND RISKS	BLUE CHIP	BOND MARKET INDEX	DIVERSIFIED REAL ASSET	GLOBAL MULTI-STRATEGY
Arbitrage	Not Applicable	Not Applicable	Not Applicable	Principal
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Not Applicable	Principal	Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Principal	Not Applicable
Commodity-Related Investments	Not Applicable	Not Applicable	Principal	Non-Principal
Convertible Securities	Non-Principal	Not Applicable	Non-Principal	Principal
Derivatives	Non-Principal	Non-Principal	Principal	Principal
Emerging Markets	Non-Principal	Non-Principal	Non-Principal	Principal
Equity Securities	Principal	Not Applicable	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Fixed Income Securities	Non-Principal	Principal	Principal	Principal
Foreign Securities	Principal	Non-Principal	Principal	Principal
Geographic Concentration	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Hedging	Non-Principal	Not Applicable	Not Applicable	Principal
High Yield Securities	Not Applicable	Not Applicable	Principal	Principal
Index Funds	Not Applicable	Principal	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable(2)	Principal	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Not Applicable	Not Applicable	Non-Principal
Leverage	Non-Principal	Non-Principal	Principal	Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Not Applicable	Principal	Non-Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Portfolio Turnover	Non-Principal	Principal	Non-Principal	Principal
Preferred Securities	Non-Principal	Not Applicable	Non-Principal	Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Non-Principal
Real Estate Securities	Non-Principal	Principal	Principal	Non-Principal
Repurchase Agreements	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Royalty Trusts	Non-Principal	Not Applicable	Not Applicable	Non-Principal
Securitized Products	Not Applicable	Principal	Non-Principal	Principal
Short Sales	Not Applicable	Not Applicable	Not Applicable	Principal
Small and Medium Market Capitalization Companies	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Principal	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

(2)	The Index Fund may concentrate its investments in a particular industry only to the extent that the relevant index is so concentrated.

INVESTMENT STRATEGIES AND RISKS	GLOBAL OPPORTUNITIES	OPPORTUNISTIC MUNICIPAL	PREFERRED SECURITIES	SMALL-MIDCAP DIVIDEND INCOME
Arbitrage	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Bank Loans (also known as Senior Floating Rate interests)	Not Applicable	Non-Principal	Not Applicable	Non-Principal
Commodity Index-Linked Notes	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Commodity-Related Investments	Non-Principal	Not Applicable	Not Applicable	Not Applicable
Convertible Securities	Non-Principal	Non-Principal	Non-Principal	Principal
Derivatives	Principal	Principal	Not Applicable	Non-Principal
Emerging Markets	Principal	Not Applicable	Non-Principal	Non-Principal
Equity Securities	Principal	Not Applicable	Non-Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Principal	Not Applicable	Non-Principal
Fixed Income Securities	Non-Principal	Principal	Non-Principal	Principal
Foreign Securities	Principal	Not Applicable	Principal	Principal
Geographic Concentration	Not Applicable	Principal	Not Applicable	Not Applicable
Hedging	Non-Principal	Principal	Not Applicable	Non-Principal
High Yield Securities	Non-Principal	Principal	Principal	Non-Principal
Index Funds	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Industry Concentration	Not Applicable	Not Applicable	Principal	Not Applicable
Initial Public Offerings ("IPOs")	Non-Principal	Not Applicable	Non-Principal	Non-Principal
Inverse Floating Rate Investments	Not Applicable	Principal	Not Applicable	Not Applicable
Leverage	Non-Principal	Principal	Not Applicable	Not Applicable
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Not Applicable	Principal
Municipal Obligations and AMT-Subject Bonds	Not Applicable	Principal	Not Applicable	Not Applicable
Portfolio Turnover	Principal	Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Principal	Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal	Principal
Real Estate Securities	Non-Principal	Non-Principal	Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Not Applicable	Not Applicable
Royalty Trusts	Non-Principal	Non-Principal	Not Applicable	Principal
Securitized Products	Not Applicable	Non-Principal	Non-Principal	Not Applicable
Short Sales	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Small and Medium Market Capitalization Companies	Principal	Non-Principal	Non-Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Principal	Not Applicable	Principal	Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Arbitrage
A fund employing arbitrage strategies has the risk that anticipated opportunities do not play out as planned, resulting in potentially reduced returns or losses to the fund as it unwinds failed trades. For example, with respect to the convertible arbitrage strategy, an issuer may default or may be unable to make interest and dividend payments when due; with respect to the merger arbitrage strategy, the merger deal may terminate prior to closing, thereby imposing losses to the fund.
Bank Loans (also known as Senior Floating Rate Interests)
Bank loans typically hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured subordinated debtholders and stockholders of the Borrower. The proceeds of bank loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Most bank loans that will be purchased by the fund are rated below-investment-grade (sometimes called “junk”) or will be comparable if unrated, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Most bank loans are not traded on any national securities exchange. Bank loans generally have less liquidity than investment-grade bonds and there may be less public information available about them.
The secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may cause the fund to be unable to realize full value and thus cause a material decline in the fund's net asset value.
Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major U.S. banks.
Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.
Commodity Index-Linked Notes
Commodities are assets that have tangible properties, such as oil, coal, natural gas, agricultural products, industrial metals, livestock and precious metals. The value of commodities may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. Funds may seek exposure to commodity markets through investments in commodity index-linked notes, which are derivative debt instruments issued by U.S. and foreign banks, brokerage firms, insurance companies and other corporations with principal and/or coupon payments linked to the performance of commodity indices. These notes expose the fund to movements in commodity prices. They are also subject to credit, counterparty, and interest rate risk. Commodity index-linked notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity index. At the maturity of the note, the fund may receive more or less principal than it originally invested. The fund may also receive interest payments on the note that are less than the stated coupon interest payments.
Commodity-Related Investments
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include weather, embargoes, tariffs, and health, political, international and regulatory developments. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of fund shares to fall. The frequency and magnitude of such changes cannot be predicted. Exposure to commodities and commodities markets may subject a fund to greater volatility than investments in traditional securities. No active trading market may exist for certain commodities investments, which may impair the ability of a fund to sell or to realize the full value of such investments in the event of the need to liquidate such investments. In addition, adverse market conditions may impair the liquidity of actively traded commodities investments. Certain types of commodities instruments (such as commodity swaps) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.
Convertible Securities
Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.

Derivatives
A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

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the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation (“Principal”) and/or Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Emerging Markets
Principal defines emerging market securities as those issued by:

•	companies with their principal place of business or principal office in emerging market countries or

•	companies whose principal securities trading market is an emerging market country.
Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody's ratings). These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.
Investments in companies of emerging (also called "developing") countries are subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;

•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;

•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;

•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;

•	relatively new capital market structure or market-oriented economy;

•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

•	restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and

•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.
In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies, currencies, interest rates, and securities markets of those countries.
Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Equity Securities
Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.
Exchange Traded Funds ("ETFs")
Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities
Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

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Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

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Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities
Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund.

Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.
Geographic Concentration
Potential investors should consider the possibility of greater risk arising from the geographic concentration (California or Illinois) of their investments, as well as the current and past financial condition of municipal issuers in the case of a municipal fund. In addition to factors affecting the state or regional economy, certain constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting municipal obligations. See the SAI for a more detailed description of these risks.
Hedging
The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
High Yield Securities
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.
Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.
Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the fund were investing in higher quality bonds.
High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a fund may incur additional expenses to seek recovery. To the extent that such high yield issuers undergo a corporate restructuring, such high yield securities may become exchanged for or converted into reorganized equity of the underlying issuer. High yield bonds oftentimes include complex legal covenants that impose various degrees of restriction on the issuer’s ability to take certain actions, such as distribute cash to equity holders, incur additional indebtedness, and dispose of assets. To the extent that a bond indenture or loan agreement does not contain sufficiently protective covenants or otherwise permits the issuer to take certain actions to the detriment of the holder of the fixed-income security, the underlying value of such fixed-income security may decline.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.
The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a fund, the fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.
Index Funds
Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.
Industry Concentration
A fund that concentrates its investments (invests more than 25% of its net assets) in a particular industry (or group of industries) is more exposed to the overall condition of the particular industry than a fund that invests in a wider variety of industries. A particular industry could be affected by economic, business, supply-and-demand, political, or regulatory factors. Companies within the same industry could react similarly to such factors. As a result, a fund’s concentration in a particular industry would increase the possibility that the fund’s performance will be affected by such factors.
Initial Public Offerings ("IPOs")
An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Inverse Floating Rate Investments
Inverse floating rate investments are variable rate debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Inverse floating rate investments tend to underperform the market for fixed rate bonds in a rising interest rate environment. Inverse floating rate investments have varying degrees of liquidity. Inverse floating rate investments in which these funds may invest may include derivative instruments, such as residual interest bonds or tender option bonds. Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and the inverse floating residual interests, which are purchased by these funds. These funds generally invest in inverse floating rate investments that include embedded leverage, thus exposing these funds to greater risks and increased costs. The market value of a "leveraged" inverse floating rate investment generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. A fund making such an investment will segregate on its books liquid securities having a value equal to the market value of the bonds underlying the “leveraged” inverse floating rate investment.

Leverage
If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a “when-issued” basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk
If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

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Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.

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Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk
The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.
Master Limited Partnerships
Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Municipal Obligations and AMT-Subject Bonds
The term “municipal obligations” generally is understood to include debt obligations issued by municipalities to obtain funds for various public purposes. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.
"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the fund.
Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the fund to purchase sufficient amounts of tax-exempt securities.
Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities
Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities prior to their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par “retail” and the $1,000 par “institutional” segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a “clean” price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance.
Real Estate Investment Trusts
Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities
Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.
Repurchase Agreements
Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts
A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Securitized Products
Securitized products are fixed income instruments that represent interest in underlying pools of collateral or assets. The value of the securitized product is derived from the performance, value and cash flows of the underlying asset(s). The fund’s investments in securitized products are subject to risks similar to traditional fixed income securities, such as credit, interest rate, liquidity, prepayment, extension, and default risk, as well as additional risks associated with the nature of the assets and the servicing of those assets. Prepayment risk may make it difficult to calculate the average life of a fund’s investment in securitized products. Securitized products are generally issued as pass-through certificates, which represent the right to receive principal and interest payments collected on the underlying pool of assets, which are passed through to the security holder. Therefore, repayment depends on the cash flows generated by the underlying pool of assets. The securities may be rated as investment-grade or below-investment-grade.

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Mortgage-backed securities (“MBS”) represent an interest in a pool of underlying mortgage loans secured by real property. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. If interest rates fall and the underlying loans are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, rising interest rates tend to discourage refinancings and the underlying loans are prepaid more slowly than expected, reducing a fund’s potential to reinvest the principal in higher yielding securities and extending the duration of the underlying loans. In addition, when market conditions result in an increase in default rates on the underlying loans and the foreclosure values of the underlying real estate is less than the outstanding amount due on the underlying loan, collection of the full amount of accrued interest and principal on these investments may be doubtful. The risk of such defaults is generally higher in the case of underlying mortgage pools that include sub-prime mortgages (mortgages granted to borrowers whose credit histories would not support conventional mortgages).

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Commercial mortgage-backed securities (“CMBS”) represent an interest in a pool of underlying commercial mortgage loans secured by real property such as retail, office, hotel, multi-family and industrial properties. Certain CMBS are issued in several classes with different levels of yield and credit protection, and the CMBS class in which a fund invests usually influences the interest rate, credit and prepayment risks.

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Asset-backed securities (“ABS”) are backed by non-mortgage assets such as company receivables, truck and auto loans, student loans, leases and credit card receivables. Asset-backed securities entail credit risk. They also may present a risk that, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid interest or principal.

Short Sales
A fund enters into a short sale by selling a security it has borrowed (typically from a broker or other institution). If the market price of a security increases after a fund borrows the security, the fund will suffer a (potentially unlimited) loss when it replaces the borrowed security at the higher price. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. In addition, a fund may not always be able to borrow the security at a particular time or at an acceptable price. Before a fund replaces a borrowed security, it is required to designate on its books cash or liquid assets as collateral to cover the fund’s short position, marking the collateral to market daily. This obligation limits a fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations. The fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential fund gains and increase potential fund losses.
Small and Medium Market Capitalization Companies
Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures
From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Underlying Funds
An underlying fund to a fund of funds may experience relatively large redemptions or purchases as the fund of funds periodically reallocates or rebalances its assets. These transactions may accelerate the realization of taxable income if sales of portfolio securities result in gains and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, Diversified Income Account and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.
As of August 31, 2013, PFI SAM Portfolios, PFI Principal LifeTime Funds, PVC SAM Portfolios, PVC Principal LifeTime Accounts, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account own the following percentages, in the aggregate, of the outstanding shares of the underlying funds listed below:

Fund	Total Percentage of Outstanding Shares Owned

Blue Chip	99.81%
Bond Market Index	85.38
Diversified Real Asset	34.85
Global Multi-Strategy	82.05
Global Opportunities	100.00
Preferred Securities	10.10
Small-MidCap Dividend Income	67.96
PORTFOLIO HOLDINGS INFORMATION
A description of the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.
MANAGEMENT OF THE FUNDS
The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.
Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is 650 8th Street, Des Moines, IA 50309.
The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services to the portion of the assets of a specific Fund allocated to it by Principal. For these services, Principal pays the Sub-Advisor a fee.
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.
The Diversified Real Asset and Global Multi-Strategy Funds have multiple Sub-Advisors and a team at Principal, consisting of Michael Finnegan, Kelly Grossman, and Dave Reichart, determines the portion of those Funds’ assets each Sub-Advisor will manage and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. This team shares day-to-day portfolio management, sharing authority, with no limitation on the authority of one portfolio manager in relation to another. The decision to reallocate Fund assets between the Sub-Advisors may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors occur as a Sub-Advisor liquidates assets in the normal course of portfolio management or with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Michael P. Finnegan joined the Principal Financial Group in 2001. Mr. Finnegan is Chief Investment Officer for Principal and leads the Investment Services group. He earned a B.B.A. in finance from Iowa State University and an M.A. in finance from the University of Iowa. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts.
Kelly Grossman joined the Principal Financial Group in 1991. She is Senior Product Manager at Principal. Prior to that, she was a Managing Director within the Capital Markets and Structured Products Group at Principal Global Investors. Ms. Grossman earned a B.A. in mathematics and computer science from the University of Northern Iowa. She is a fellow of the Society of Actuaries and a member of the American Academy of Actuaries.
Dave Reichart joined the Principal Financial Group in 1991. Mr. Reichart is a Senior Vice President for Principal. He earned a B.A. in finance from University of Nebraska and an M.B.A. from Drake University. Mr. Reichart has earned the right to use the Chartered Financial Analyst designation.
The Fund summaries identified the portfolio managers and the funds they manage. Additional information about the portfolio managers follows. The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund.

Sub-Advisor:
AQR Capital Management, LLC (“AQR”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, is a Delaware limited liability company formed in 1998. AQR is an investment management firm that employs a disciplined multi-asset, global research process.

AQR is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies.

Sub-Advisor:
BlackRock Financial Management, Inc. (“BlackRock”), 55 East 52nd Street, New York, New York 10055, is a registered investment adviser organized in 1994. BlackRock and its affiliates manage investment company and other portfolio assets.

BlackRock is the sub-advisor for the inflation-indexed bonds portion of the Diversified Real Asset Fund.

Sub-Advisor:
Brookfield Investment Management Inc. (“BIM”), Brookfield Place, 250 Vesey Street, 15th Floor, New York, NY 10281, is a registered investment manager that focuses on the listed equity and debt of publicly traded real assets.

Brookfield is the sub-advisor for the global infrastructure portion of the Diversified Real Asset Fund.

Sub-Advisor:
Cliffwater LLC (“Cliffwater”), 4640 Admiralty Way, 11th Floor, Marina del Rey, CA 90292, is a registered investment adviser and advises clients on their investments in alternative assets including hedge funds, private equity, and real assets, as well as traditional strategies.

Cliffwater is a sub-advisor and consultant for the Global Multi-Strategy Fund. In that role, Cliffwater evaluates strategies and sub-advisors for the Global Multi-Strategy Fund, including on-going monitoring and reporting to Principal on the Global Multi-Strategy Fund as well as its sub-advisors. Cliffwater identifies alternative asset investment opportunities for potential investment. Finally, Cliffwater provides on-going recommendations to Principal for rebalancing among the sub-advisors.

Sub-Advisor:
CNH Partners, LLC (“CNH”), Two Greenwich Plaza, 4th Floor, Greenwich, CT 06830, a Delaware limited liability company and a merger arbitrage, convertible arbitrage and diversified arbitrage research affiliate of AQR.

CNH is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies.

Sub-Advisor:
Credit Suisse Asset Management, LLC (“Credit Suisse”), One Madison Avenue, New York, NY 10010, is part of the asset management business of Credit Suisse Group AG. Credit Suisse Group AG provides its clients with investment banking, private banking and asset management services worldwide.

Credit Suisse is the sub-advisor for the commodity index-linked notes portion of the Diversified Real Asset Fund.

Sub-Advisor:
Edge Asset Management, Inc. (“Edge”), 601 Union Street, Suite 2200, Seattle, WA 98101-1377, is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944.

Edge is the sub-advisor for the Small-MidCap Dividend Income Fund.
The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.
Daniel R. Coleman joined Edge in 2001 and has held various investment management roles on the equity team, including Portfolio Manager and some senior management roles. He earned a bachelor's degree in finance from the University of Washington and an M.B.A. from New York University.
David W. Simpson has been with Edge since 2003. He earned a bachelor's degree from the University of Illinois and an M.B.A. in finance from the University of Wisconsin. Mr. Simpson has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Finisterre Capital LLP (“Finisterre”), Queensberry House, 3 Old Burlington Street, London,
England W1S 3AE, is an affiliate of Principal and a member of the Principal Financial Group. Finisterre manages emerging market assets for a variety of investors.
Finisterre is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the emerging market long/short credit strategy; however, it may also use any of the Fund's other investment strategies from time to time.

Sub-Advisor:	Jennison Associates LLC (“Jennison”) (including its predecessor, Jennison Associates Capital Corp.), 466 Lexington Avenue, New York, NY 10017, is a registered investment advisor founded in 1969.
Jennison is the sub-advisor for the natural resources portion of the Diversified Real Asset Fund.

Sub-Advisor:	Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, is an investment advisory firm that was founded in 1926.
Loomis Sayles is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the credit long/short and distressed credit strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), 11150 Santa Monica Boulevard, Suite 200, Los Angeles, CA 90025, is a California Subchapter S corporation founded in 2002 and is wholly-owned by its working principals. Los Angeles Capital offers risk-controlled, active equity management services to a broad range of institutional investors.

Los Angeles Capital is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the equity long/short strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
Mellon Capital Management Corporation (“Mellon Capital”), 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly owned subsidiary of The Bank of New York Mellon (“Mellon”). Mellon Capital specializes in providing domestic and global asset allocation strategies, traditional and enhanced indexing, active equity and fixed income strategies, alternative investments, currency strategies, active commodities, and overlay strategies.

Mellon Capital is the sub-advisor for the Bond Market Index Fund.
The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.
David C. Kwan joined Mellon Capital in 1990. He earned a B.S. in electrical engineering and computer science from University of California at Berkeley and an M.B.A. from University of California at Berkeley. He has earned the right to use the Chartered Financial Analyst designation.
Gregg Lee joined Mellon Capital in 1989. He earned a B.S. from University of California at Davis in managerial economics. He has earned the right to use the Chartered Financial Analyst designation.
Zandra Zelaya joined Mellon Capital in 1997. She earned a B.S. at California State University Hayward in finance. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Pacific Investment Management Company LLC (“PIMCO”), 840 Newport Center Drive, Newport Beach, CA 92660, was organized in 1971 and is an investment adviser. PIMCO manages investments for a wide range of clients, including public and private pension and retirement plans, companies, central banks, educational institutions, financial advisors, foundations and endowments.

PIMCO is one of the sub-advisors for the Global Multi-Strategy Fund and may use any of the Fund’s investment strategies.

Sub-Advisor:
Principal Global Investors, LLC (“PGI”), 801 Grand Avenue, Des Moines, IA 50392, is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's other primary asset management office is in New York, with asset management offices of affiliate advisors in several non-U.S. locations including London, Sydney and Singapore.

PGI is the sub-advisor for the Blue Chip, Global Opportunities and Opportunistic Municipal Funds.
As reflected in the fund summaries, the day-to-day portfolio management is shared by multiple portfolio managers. In each such case, except the Blue Chip Fund, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another. For the Blue Chip Fund, Mr. Nolin and Mr. Rozycki work as a team, sharing day-to-day management of the Fund; however, Mr. Nolin has ultimate decision making authority. Mr. Rozycki may execute trades in Mr. Nolin’s absence.
Douglas J. Gaylor has been with PGI since 2009. Previously, he was a senior municipal portfolio manager at The Dreyfus Corporation. He earned a bachelor's degree in business and economics from State University College at Brockport, New York and an M.B.A. from State University College at Buffalo, New York.
Christopher Ibach has been with PGI since 2000. He earned a bachelor’s degree in electrical engineering and an M.B.A. in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.
Xiaoxi Li has been with PGI since 2006. He earned his bachelor’s degree in accounting from the University of International Business and Economics, a master’s in accounting from Beijing Technology and Business University, and an M.B.A from Duke University. He has earned the right to use the Chartered Financial Analyst designation.
James Noble has been with PGI since 2010. Previously, he was an analyst at The Dreyfus Corporation. He has earned a bachelor’s degree in finance and an M.B.A. from Hofstra University.

K. William Nolin has been with PGI since 1993. He earned a bachelor’s degree in finance from the University of Iowa and an M.B.A. from the Yale School of Management. Mr. Nolin has earned the right to use the Chartered Financial Analyst designation.
Tom Rozycki has been with PGI since 2001. He has earned a bachelor’s degree in finance from Drake University. Mr. Rozycki has earned the right to use the Chartered Financial Analyst designation.
Mustafa Sagun has been with PGI since 2000. He earned his bachelor’s degree in electronic engineering from the University of Iowa, a M.B.A in international economics and his Ph.D. in finance from the University of South Florida. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:
Principal Real Estate Investors, LLC (“Principal - REI”), 801 Grand Avenue, Des Moines, IA 50392, an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000.

Principal-REI is the sub-advisor for the real estate investment trust portion of the Diversified Real Asset Fund.

Sub-Advisor:
Spectrum Asset Management, Inc. (“Spectrum”), 2 High Ridge Park, Stamford, CT 06905, founded in 1987, is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum manages portfolios of preferred securities for corporate, pension fund, insurance and endowment clients, open-end and closed-end mutual funds, and separately managed account programs for high net worth individual investors as well as providing volatility management solutions for some client portfolios.

Spectrum is the sub-advisor for the Preferred Securities Fund.
The day-to-day portfolio management is shared by a team of portfolio managers, under the leadership of the Chief Investment Officer (who also chairs the Investment Committee) in conjunction with the Credit and Research Team. This group has the authority and responsibility for research, credit selection, ongoing portfolio management and trading.
Fernando "Fred" Diaz joined Spectrum in 2000.
Roberto Giangregorio joined Spectrum in 2003. Mr. Giangregorio earned a B.S. and M.S. in mechanical engineering from S.U.N.Y. at Stony Brook and University of Wisconsin-Madison, respectively. He also earned an M.B.A. in finance from Cornell University.
L. Phillip Jacoby, IV joined Spectrum in 1995. Mr. Jacoby earned a B.S. in finance from the Boston University School of Management.
Manu Krishnan joined Spectrum in 2004. Mr. Krishnan earned a B.S. in mechanical engineering from the College of Engineering, Osmania University, India, an M.S. in mechanical engineering from the University of Delaware, and an M.B.A. in finance from Cornell University. Mr. Krishnan has earned the right to use the Chartered Financial Analyst designation.
Mark A. Lieb founded Spectrum in 1987. Mr. Lieb earned a B.A. in economics from Central Connecticut State College and an M.B.A. in finance from the University of Hartford.

Sub-Advisor:	Symphony Asset Management LLC (“Symphony”), 555 California Street, Suite 2975, San Francisco, CA 94104-1503, is a diversified alternative investment manager and was founded in 1994.
Symphony is the sub-advisor for the floating rate debt portion of the Diversified Real Asset Fund.

Sub-Advisor:
Tortoise Capital Advisors, L.L.C. ("Tortoise"), 11550 Ash Street, Suite 300, Leawood, Kansas 66211, formed in October 2002, is wholly owned by Tortoise Holdings, LLC. Tortoise specializes in managing portfolios of investments in MLPs and other energy companies.

Tortoise is the sub-advisor for the master limited partnership portion of the Diversified Real Asset Fund.

Sub-Advisor:
Wellington Management Company, LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, is a Massachusetts limited liability partnership and a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

Wellington Management is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the equity long/short strategy; however, it may also use any of the Fund’s other investment strategies from time to time.

Sub-Advisor:
York Registered Holdings, L.P. (“York”), 767 Fifth Avenue, 17th Floor, New York, NY 10153, was formed in 2012. York is part of a group of companies that was established in 1991 and manages capital across various strategies. York and certain of its affiliates manage capital for hedge funds, private equity funds, mutual funds, UCITS III-compliant funds and separately managed accounts for institutional investors.

York is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the event driven strategy; however, it may also use any of the Fund's other investment strategies from time to time.

Fees Paid to Principal
Each Fund pays Principal a fee for its services, which includes the fee Principal pays to the Sub-Advisor. The management fee schedule for the Fund that has not completed a full fiscal year is as follows:

	Management Fee (as a percentage of the average daily net assets)
Fund	First $500 Million	Next $500 Million	Next $500 Million	Over $1.5 Billion
Global Opportunities	0.85%	0.83%	0.81%	0.80%
The fee the Funds paid (as a percentage of the average daily net assets) for the fiscal year ended August 31, 2013 was:

Blue Chip Fund	0.70%
Bond Market Index Fund	0.25%
Diversified Real Asset Fund	0.83%
Global Multi Strategy Fund	1.60%
Opportunistic Municipal Fund	0.50%
Preferred Securities Fund	0.70%
Small-MidCap Dividend Income Fund	0.80%
A discussion regarding the basis for the Board of Directors approval of the sub-advisory agreement with York Registered Holdings L.P. for the Global Multi-Strategy Fund is available in the annual report to shareholders for the period ending August 31, 2013. A discussion regarding the basis for the Board of Directors approval of the management agreement and remaining sub-advisory agreements with Principal is available in the semiannual report to shareholders for the period ending February 28, 2013.
Manager of Managers
The Fund operates as a Manager of Managers. Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.
Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers. The shareholders of each of the Funds have approved the Fund's reliance on the order.

PRICING OF FUND SHARES
Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton, Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):
•    on a day that the NYSE is open and
•    prior to the close of trading on the NYSE (normally 3 p.m. Central Time).
Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.
If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.
For these Funds, the share price is calculated by:
•    taking the current market value of the total assets of the Fund
•    subtracting liabilities of the Fund
•    dividing the remainder proportionately into the classes of the Fund
•    subtracting the liability of each class
•    dividing the remainder by the total number of shares outstanding for that class.
Notes:

•
If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

CONTACT PRINCIPAL FUNDS, INC.
Contact information for Principal Funds, Inc. (“PFI”) is as follows:
Mailing Addresses:

Regular Mail	Overnight Mail
Principal Funds	Principal Funds
P.O. Box 8024	30 Dan Road
Boston, MA 02266-8024	Canton, MA 02021-2809

Your transaction (purchase, redemption, or exchange) will be completed using the net asset value (NAV) per share calculated after your transaction request is received in proper form at the transaction processing center in Canton, Massachusetts. For your transaction to be effective the day we receive your order, your order (in proper form) must be received before the close of normal trading on the New York Stock Exchange (NYSE) (generally 3 P.M. Central Time).
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time on any day that the NYSE is open.
To obtain Automated Clearing House ("ACH") or wire instructions, please contact a Client Relations Specialist.
For additional information about Principal Funds, Inc., go to www.principalfunds.com.
Orders Placed by Intermediaries
PFI may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of PFI until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of PFI on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to PFI and pays for it in accordance with the agreement, PFI will price the order at the next net asset value per share it computes after your intermediary or sub-designee received your order.
The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.
Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institution or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the SAI.
Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.
Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information, and sending written confirmation to the shareholder’s address of record.
If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

•	may be given by calling us;

•
may be given via our website for certain transactions (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website); or

•	may be given to your Financial Professional (a person employed by or affiliated with broker/dealer firms) who will in turn contact us with your instructions.
Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

PURCHASE OF FUND SHARES
Principal Funds, Inc. offers funds in multiple share classes: A, B, C, J, P, Institutional, R-1, R-2, R-3, R-4, R-5, and S. Funds available in multiple share classes have the same investments, but differing expenses. Classes A, C, J and P shares are available in this prospectus.
Principal may recommend to the Board, and the Board may elect, to close certain funds or share classes to new investors or close certain funds or share classes to new and existing investors.
The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.
PFI will not issue certificates for shares.
Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we or your Financial Professional will ask for your name, address, date of birth, and other information that will allow us or your Financial Professional to verify your identity. We or your Financial Professional may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identity, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.
Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by Principal Funds, a Fund, Principal, any Sub-Advisor, or PFD.

Eligible Purchasers
You must be an eligible purchaser for a particular share class in order to buy shares of a Fund available in that share class. Principal reserves the right to broaden or limit the designation of eligible purchasers. At the present time, eligible purchasers include, but are not limited to, the following.
For Classes A and C Shares
Shares of the Funds are generally purchased through Financial Professionals. Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting our website to obtain the appropriate forms.
Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Funds, but are available to new participants in plans that currently invest in Class C shares of the Fund.
For Class J Shares
Class J shares are currently available only through registered representatives of:

•
Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.) and

•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.
For more information about Class J shares of the Funds, please call the Connection at 1-800-243-4380, extension 704.

For Class P Shares
Eligible purchasers include:

•	sponsors, recordkeepers, or administrators of wrap account, mutual fund asset allocation, or fee-based programs or participants in those programs;

•	certain institutional investors that provide recordkeeping for retirement plans or other employee benefit plans;

•	clients of Principal Global Investors, LLC; and

•	certain institutional investors with special arrangements (for example, insurance companies, employee benefit plans, retirement plans, and Section 529 Plans, among others).
Making an Investment and Minimum Initial Investment
For Classes A, C, and J Shares
Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan (“AIP”). No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them.
Principal Funds has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.
Shareholders must meet the minimum initial investment amount of $1,000 unless an AIP is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.
For Class P Shares
Investors purchase shares through a financial intermediary that has entered into an agreement with PFI. A financial intermediary opens and maintains a shareholder account under an open account system for each investor. Contact your Financial Professional for additional information on how to buy shares.
There are no minimum initial or subsequent investment requirements for an eligible purchaser.
Payment
Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.
The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
For Classes A , C and J Shares – Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Funds account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

For Classes A, C, and J Shares – Automatic Investment Plan (“AIP”)
Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made (if none is selected, the investment will be made on the 15th of the month). If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day.
Reinvestment
You may reinvest your redemption proceeds, dividend payment or capital gain distribution without an initial sales charge or contingent deferred sales charge, in the same share class of any other Fund of Principal Funds (proceeds from Class B shares must be reinvested in Class A shares) within 60 days of the date of the redemption. In order to purchase the shares without a sales charge (initial or contingent deferred) as described in this section, the shareholder must notify Principal Funds at the time of reinvestment that the shareholder is reinvesting proceeds within 60 days of the date of redemption.  The original redemption will be considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested within 60 days.  If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
REDEMPTION OF FUND SHARES
You may redeem shares of the Fund upon request; the amount you receive will be reduced by any applicable CDSC except as noted below (see Choosing a Share Class and the Costs of Investing, One-Time Fee – Contingent Deferred Sales Charge ("CDSC"), CDSC Waiver for Classes A, C, and J Shares). PFI does not impose a redemption charge. The Fund Board of Directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”
Generally, PFI sends the sale proceeds on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. Under unusual circumstances, PFI may suspend redemptions, or postpone payment for up to seven days, as permitted by federal securities law. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
For Classes A, C, and J Shares
You will be charged a $10 wire fee if you have the sale proceeds wired to your bank. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made).
Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,

•	partial interest in the account, or

•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.
Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.
Generally, sales proceeds are:

•	payable to all owners on the account (as shown in the account registration) and

•	mailed to the address on the account (if not changed within last 15 days) or sent by wire or ACH to previously authorized U.S. bank account.

For other payment arrangements, please call PFI. You should also call PFI for special instructions that may apply to sales from accounts:

•	when an owner has died

•	for certain employee benefit plans; or

•	owned by corporations, partnerships, agents, or fiduciaries.
To sell shares by mail (for any amount)

•	Send a letter or distribution form which is signed by the owner/owners of the account,

•	Specify the account number, and

•	Specify the number of shares or the dollar amount to be sold.
To sell shares in amounts of $100,000 or less by telephone

•	The request may be made by a shareholder or by the shareholder’s Financial Professional.

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.

•	The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.

•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

•	If our phone lines are busy, you may need to send in a written sell order.

•	Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employer sponsored benefit plans.
Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code).
You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application,

•	sending us your written instructions,

•	completing a Systematic Withdrawal Plan Request form, or

•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).
Your systematic withdrawal plan continues until:

•	you instruct us to stop or

•	your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.
EXCHANGE OF FUND SHARES
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds.
In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.
For Classes A, C and J Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except Money Market). However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.

You may exchange shares by:

•	sending a written request to PFI,

•	using our website, or

•	calling us, if you have telephone privileges on the account.
Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

•	Class A shares of other Funds.

•	If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.

•
If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

•	Class C shares of other Funds – subject to the applicable CDSC.
Automatic Exchange Election
This election authorizes an exchange from one fund of PFI to another fund of PFI on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,

•	calling us if telephone privileges apply to the account from which the exchange is to be made,

•	sending us your written instructions, or

•	completing an Automatic Exchange Election form.
Your automatic exchange continues until:

•	you instruct us to stop (by calling us if telephone privileges apply to the account or sending us your written instructions) or

•	your Fund account balance of the account from which shares are redeemed is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.
General

•	An exchange by any joint owner is binding on all joint owners.

•
If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.

•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.

•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,

•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

•	a single owner to a Uniform Transfers to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or

•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).
The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

For Class P Shares
A shareholder, including a beneficial owner of shares held in nominee name may exchange Fund shares under certain circumstances. You may exchange your Fund shares, without charge, for shares of any other Fund of the Principal Funds available in Class P; however, an intermediary may impose restrictions on exchanges.
DIVIDENDS AND DISTRIBUTIONS
Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to record date shareholders; this record date is the business day prior to the payment date. The payment schedule is as follows:

•	The Opportunistic Municipal Fund declares dividends of its daily net investment income each day its shares are priced. The Fund pays out its accumulated declared dividends monthly.

•	The Preferred Securities Fund pays its net investment income monthly.

•	The Small-MidCap Dividend Income Fund pays its net investment income quarterly in March, June, September, and December.

•	The Blue Chip, Bond Market Index, Diversified Real Asset, Global Multi-Strategy, and Global Opportunities Funds pay their net investment income annually in December.
For more details on the payment schedule, go to www.principalfunds.com.
Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.
Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize (on your application or at a later time) the distribution to be:

•	invested in shares of another of the Principal Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.
Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.
To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.
Notes:

•	A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

FREQUENT PURCHASES AND REDEMPTIONS
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and

•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.
The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the funds of funds (for example, Principal LifeTime Funds/Accounts, Strategic Asset Management Portfolios, PVC Diversified Balanced Account, PVC Diversified Balanced Managed Volatility Account, PVC Diversified Growth Account, PVC Diversified Growth Managed Volatility Account, and PVC Diversified Income Account) invest could flow through to the funds of funds as they would for any fund shareholder.
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;

•	Limiting the number of exchanges during a year; and

•	Taking such other action as directed by the Fund.
The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder written notice in this instance.
TAX CONSIDERATIONS
Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.
Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. Distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

The Opportunistic Municipal Fund invests in "AMT-subject bonds," which are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. A portion of the Fund’s distributions may, therefore, be subject to federal income taxes or to the federal alternative minimum tax.
Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.
Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.
A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.
Because of tax law requirements, you must provide the Fund with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is imposed at a rate of 28%.
Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.
Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.
Distributions designated as "exempt-interest dividends" by the Opportunistic Municipal Fund are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in this Fund may have on the federal taxation of your benefits. In addition, an investment in this Fund may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. The Opportunistic Municipal Fund may invest a portion of their assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by this Fund will be taxable as described in this section. A portion of the dividends paid by the Opportunistic Municipal Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in this Fund.
The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.
CHOOSING A SHARE CLASS AND THE COSTS OF INVESTING
Your Financial Professional will help you choose the share class and Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you. Financial Professionals may receive different compensation depending upon which class of shares you purchase.
Fund and share class selections must be made at the time of purchase.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,

•	the amount of time you plan to hold the investment, and

•	any plans to make additional investments in the Principal Funds.
The following sections describe the fees and expenses you may pay if you invest in a Fund. You may pay both one-time fees and ongoing fees. Fees and expenses are important because they lower your earnings. Before investing, you should be sure you understand the nature of different costs. Your Financial Professional can help you with this process.
There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions. You may obtain more information about sales charge reductions and waivers through a link on our website, from the SAI, or from your Financial Professional.
In some cases, the initial sales charge or contingent deferred sales charge may be waived or reduced. To receive a waiver or reduction in the initial sales charge or contingent deferred sales charge, you or your Financial Professional must let the Fund know at the time you purchase or redeem shares that you qualify for such a waiver or reduction. It may be necessary for you to provide information and records, such as account statements, to determine your eligibility. If your Financial Professional or you do not let the Fund know that you are eligible for a waiver or reduction, it is possible you will not receive a sales charge discount to which you are otherwise entitled.
For Class C Shares
Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.
The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Funds of $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Funds, Inc. (“PFI”) Class C share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.
One-Time Fee – Initial Sales Charge
Class A Shares
The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge as shown in the table below. The right-hand column in the table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plans and Intermediary Compensation.”

Class A Sales Charges(1) Diversified Real Asset, Global Multi-Strategy, Opportunistic Municipal Fund, and Preferred Securities Funds
	Sales Charge as % of:
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as % of Offering Price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.50%	1.52%	1.00%
$500,000 or more	0.00%	0.00%	0.00%(2)

Class A Sales Charges(1) Blue Chip, Global Opportunities and Small-MidCap Dividend Income Funds
	Sales Charge as % of
Amount of Purchase	Offering Price	Amount Invested	Dealer Allowance as % of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%(3)

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

(2)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $500,000 calculated as follows: 1.00% on purchases between $500,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

(3)
The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1,000,000 and $4,999,999, 0.50% on purchases between $5 million and $49,999,999, and 0.25% on purchases of $50 million or more. The commission rate is determined based on the cumulative investments over the life of the account combined with the investments in existing Class A, B, C, and J shares.

Initial Sales Charge Waiver or Reduction
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge.
Initial Sales Charge Waiver

•	No initial sales charge will apply to purchases of Fund shares if the purchase is of sufficient size as disclosed in the preceding “Class A Sales Charges” table.

•
No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption.

•	A Fund’s Class A shares may be purchased without an initial sales charge by the following individuals, groups, and/or entities:

•
current and former Directors of PFI, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents) and trusts created by or primarily for the benefit of these individuals;

•	Premier Credit Union when the shares are owned directly with PFI;

•	non-ERISA clients of Principal Global Investors LLC;

•	any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with the Distributor;

•
clients investing in Class A shares through a “wrap account” offered through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;

•	non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;

•
any investor who buys Class A shares through an omnibus account held by certain financial intermediaries, such as a bank, broker-dealer, or other financial institution, with special arrangements and that does not accept or charge the initial sales charge;

•
individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations and who own the shares directly with PFI;

•
clients of registered investment advisors that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;

•
financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•
any investor whose account is held directly with PFI and PFI treated such account, as of May 11, 2012, as qualifying for an initial sales charge waiver based on the December 30, 2011 Prospectus for Class A Shares; and

•
retirement plans or benefit plans, or participants in such plans, where the plan’s investments in the Fund are part of an omnibus account (pursuant to a written agreement) or by other retirement plans or benefit plans with a total value of at least $500,000 or participants in such plans.  For clarification, such plans do not include individual retirement arrangements under IRC Section 408, such as Simplified Employee Pensions (SEP), SIMPLE IRAs or other IRAs.

Initial Sales Charge Reduction

(1)
Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children (including children of your spouse or domestic partner) age 25 or under, and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of the Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Fund shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2)
Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Funds owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

(3)
The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Preferred Securities Fund shares.

(4)
The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, or payroll deduction plan established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Diversified Real Asset Fund, Global Multi-Strategy Fund, and Preferred Securities Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who became participants on or before July 28, 2007.

Class C Shares
Purchases of Class C shares are not subject to a front-end sales load. The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.
Class J Shares
Purchases of Class J shares are not subject to a front-end sales load. The offering price for Class J shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.
Class P Shares
Purchases of Class P shares are not subject to a front-end sales load. The offering price for Class P shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

One-Time Fee – Contingent Deferred Sales Charge (CDSC)
If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.
If you sell some but not all of the shares in your account, the shares not subject to a CDSC will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.
Class A Shares
Class A shares purchased in amounts that are of sufficient size to qualify for a 0.00% sales charge, as disclosed in the “Class A Sales Charges” table, are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases.
There is no CDSC on Class A shares of the Money Market Fund that are directly purchased by the shareholder. Class A shares of the Money Market Fund that are obtained through an exchange of another Fund's shares are generally subject to a CDSC of 1.00% on certain redemptions made within 12 months following purchases of Fund shares that are of sufficient size to qualify for a 0.00% sales charge as disclosed in the “Class A Sales Charges” table.
The CDSC generally applicable to redemptions of Class A shares made within 12 months after purchase will not be imposed on redemptions of shares purchased through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, where no sales charge payments were advanced for purchases made through these entities.
Class C Shares
Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. Within 60 calendar days after the sale of Class C shares, you may reinvest any amount of the sale proceeds in Class C shares and those shares purchased will not be subject to the 12 month CDSC.
Class J Shares
If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC.
CDSC Waiver for Classes A, C, and J Shares
For Classes A, C, and J shares, the CDSC is waived on shares:

•	redeemed within 90 days after an account is re-registered due to a shareholder's death;

•	redeemed to pay surrender fees;

•	redeemed to pay retirement plan fees;

•	redeemed involuntarily from accounts with small balances;

•	redeemed due to the shareholder's disability (as defined by the Internal Revenue Code) provided the shares were purchased prior to the disability;

•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	redeemed from a retirement plan to assure the plan complies with the Internal Revenue Code;

•
redeemed from retirement plans qualified under Section 401(a) of the Internal Revenue Code due to the plan participant's death, disability, retirement, or separation from service after attaining age 55;

•	redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•
redeemed using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the fund account at the time, and beginning on the date, the systematic withdrawal plan begins). (The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.)

For Class J shares, the CDSC also is waived on shares:

•	redeemed that were purchased pursuant to the Small Amount Force Out program (SAFO); or

•
of the Money Market Fund redeemed within 30 days of the initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

Class P Shares
Class P shares are not subject to a CDSC.
Ongoing Fees
The ongoing fees are the operating expenses of a Fund, which are described in the “Annual Fund Operating Expenses” table included in the Summary for each Fund. These expenses reduce the value of each share you own. Because they are ongoing, they increase the cost of investing in the Funds.
Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee—Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.

•
Distribution Fee—Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Classes A, C, and J shares. Under the plan, Classes A, C, and J shares of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•
Other Expenses - A portion of expenses that are allocated to all classes of the Fund. Other expenses include interest expense and expenses related to fund investments. Another example includes a Transfer Agent Fee (Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Classes A, C, J, and  P shares of the Fund. These services are currently provided at cost for Classes A, C, and P shares and are provided at a rate that includes profit for Class J shares). Classes A, C, J, and P shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Classes A, C, J, and P shareholders, the cost of shareholder meetings held solely for Classes A, C, J, and P shares, and other operating expenses of the Fund.

•	Acquired Fund Fees and Expenses - fees and expenses charged by other investment companies in which a Fund invests a portion of its assets.
DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION
Distribution and/or Service (12b-1) Fees
Principal Funds Distributor, Inc. ("PFD" or the "Distributor") is the distributor for the shares of Principal Funds, Inc. PFD is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.
Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Classes A, C and J shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rate 12b-1 Fees
Class A	0.25%
Class C	1.00%
Class J	0.25%
Effective December 30, 2013, Principal Funds Distributor, Inc. ("the Distributor") has contractually agreed to limit the Distribution Fees attributable to Class J. The limit will maintain the level of Distribution Fees not to exceed 0.24%. It is expected that the fee waiver will continue through the period ending December 31, 2014; however, Principal Funds, Inc. and the Distributor, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.
Generally, to receive 12b-1 fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class C shares, generally these fees are not paid until such shares have been held for twelve months.
The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. Examples of such sales or distribution related expenses include compensation to salespeople, including ongoing commissions payments, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. Examples of services to shareholders include furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.
Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans if the Board directs the closure of a fund.
Commissions, Finder’s Fees, and Ongoing Payments
In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a commission of up to 1.00% on purchases of $1,000,000 or more (or $500,000 or more depending on the Fund purchased), excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See “Choosing a Share Class” for more details.
In the case of Class A shares, in lieu of commissions, the Distributor may pay intermediaries a finder’s fee on initial investment by qualified retirement plans in omnibus accounts which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial investment that the transaction is eligible for the payment of a finder’s fee. The finder’s fee on such initial investments may be up to 1.00% on initial investments between $500,000 and $4,999,999, 0.50% on initial investments between $5 million and $49,999,999, 0.25% on initial investments of $50 million or more. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The intermediary shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finder’s fee to the Distributor to the extent shares are redeemed within 12 months of the initial investment or trading restrictions are placed on the account in accordance with the Funds' frequent trading policy.
Additionally, as noted above under “Distribution and/or Service (12b-1) Fees”, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares and at an annual rate of up to 0.45% of average net assets attributable to your investment in Class J shares.
In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary equal to 1.00% of your investment. Additionally, as noted above under “Distribution and/or Service (12b-1) Fees”, the Distributor generally makes ongoing 12b-1 fee payments to your intermediary at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

See "Choosing a Share Class and The Costs of Investing" for more details.
Additional Payments to Intermediaries
Shares of the Fund are sold primarily through intermediaries, such as brokers, dealers, investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators and insurance companies.
In addition to payments pursuant to 12b-1 plans, sales charges, commissions and finder’s fees, including compensation for referrals, Principal or its affiliates enter into agreements with some intermediaries pursuant to which the intermediaries receive payments for providing services relating to Fund shares. Examples of such services are administrative, networking, recordkeeping, sub-transfer agency and shareholder services. In some situations, the Fund will reimburse Principal or its affiliates for making such payments; in others, the Fund may make such additional payments directly to intermediaries.
In addition, Principal or its affiliates may pay, without reimbursement from the Fund, compensation from their own resources to certain intermediaries that support the distribution of shares of the Fund or provide services to Fund shareholders.
Such additional payments may vary, but generally do not exceed: (a) 0.25% of the current year's sales of Fund shares by that intermediary and/or (b) 0.25% of average net asset value of Fund shares held by clients of such intermediary. The amounts paid to intermediaries vary by share class and by Fund.
The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if an employee covered under an employer sponsored benefit program purchases a product from an affiliate of Distributor with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the employer sponsored benefit program utilizes or if the intermediary subsequently became the broker of record with regard to the employer sponsored benefit program.
The Distributor and/or its affiliates provide services to and/or funding vehicles for retirement plans and employer sponsored benefit programs. The Distributor and its affiliates may pay a bonus or other consideration or incentive to intermediaries if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of Distributor, if the intermediary sold the funding vehicle the retirement plan utilizes or if the intermediary subsequently became the broker of record with regard to the retirement plan.
The intermediary may pay to its Financial Professionals some or all of the amounts the Distributor and its affiliates pay to the intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI).
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your intermediary to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your Financial Professional or visit your intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

FUND ACCOUNT INFORMATION
Statements
You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.
Generally, each time you buy, sell, or exchange shares in Principal Funds, you will receive a confirmation shortly thereafter. It summarizes all the key information – what you bought or sold, the amount of the transaction, and other important information.
Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter are:

•	purchases of shares from reinvested dividends and/or capital gains,

•	purchases under an Automatic Investment Plan,

•	sales under a Systematic Withdrawal Plan,

•	purchases or sales under an Automatic Exchange Election, or

•	conversions of Class B shares into Class A shares;

•	used to fund certain individual retirement or individual pension plans; or

•	established under a payroll deduction plan.
If you need information about your account(s) at other times, you may call us or access your account on the internet.
Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 (in the aggregate) (or 500,000 (in the aggregate) for Class P shares) from the Funds;

•
if a sales proceeds check is payable to a party other than the account shareholder(s), Principal Life, Principal Bank, a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund or Princor Financial Services Corporation payable through Pershing;

•	to change ownership of an account;

•	to add telephone transaction services and/or wire or ACH redemption privileges to an existing account if there is not a common owner between the bank account and mutual fund account;

•	to change bank account information designated under an existing telephone withdrawal plan if there is not a common owner between the bank account and mutual fund account;

•
to wire or ACH to a shareholder’s U.S. bank account not previously authorized or when the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;

•	to exchange or transfer among accounts with different ownership; or

•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 15 days.
Reservation of Rights
PFI reserves the right to amend or terminate the special plans described in this prospectus. Such plans include, for example, automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. Shareholders will be notified of any such action to the extent required by law.
For Classes A, C, and J – Minimum Account Balance
Each Fund has a minimum required account balance of $1000. The Fund reserves the right to redeem all shares in your account if the value of your account falls below $1000. The Fund will mail the redemption proceeds to you. An involuntary redemption of a small account will not be triggered by market conditions alone. The Fund will notify you before involuntarily redeeming your account. You will have 30 days to make an additional investment of an amount that brings your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Householding
To avoid sending duplicate copies of materials to households, mailings for accounts held by members of your household may be combined so that only one copy of each prospectus, annual and semiannual reports will be mailed. In addition, your account information may be included with other householded accounts on the same quarterly and annual statements. The consolidation of these mailings, called householding, benefits PFI and our shareholders through reduced printing and mailing expenses. If you prefer to receive multiple copies of these materials, you may write or call PFI. Householding will be stopped within thirty (30) days after we receive your request.
Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.
Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm. Shareholders will also receive a semiannual financial statement that is unaudited.
FINANCIAL HIGHLIGHTS
The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects returns for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Funds, Inc. Annual Report to Shareholders for the fiscal year ended August 31, 2013, which is available upon request, and incorporated by reference into the SAI.
To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
BOND MARKET INDEX FUND
Class J shares
2013	$11.17	$0.11	$(0.47)	$(0.36)	$(0.17)	$(0.01)	$(0.18)	$10.63	(3.34)%(c)
2012	10.86	0.16	0.36	0.52	(0.21)	–	(0.21)	11.17	4.84 (c)
2011	10.65	0.21	0.16	0.37	(0.14)	(0.02)	(0.16)	10.86	3.56 (c)
2010(e)	10.17	0.08	0.40	0.48	–	–	–	10.65	4.72 (c),(f)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$25,256	0.77%	0.97%(d)	1.04%	131.7%
31,642	0.89	1.07 (d)	1.47	144.0
30,271	0.87	1.01 (d)	2.00	84.6
29,318	1.29 (b)	1.37 (d),(b)	1.57 (b)	216.8 (b)

(a)	Calculated based on average shares outstanding during the period.
(b)	Computed on an annualized basis.
(c)	Total return is calculated without the contingent deferred sales charge.
(d)	Excludes expense reimbursement from Manager and/or Distributor.
(e)	Period from March 16, 2010, date operations commenced, through August 31, 2010.
(f)	Total return amounts have not been annualized.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return(b)
DIVERSIFIED REAL ASSET FUND
Class A shares
2013	$11.91	$0.15	$0.07	$0.22	$(0.11)	$(0.30)	$(0.41)	$11.72	1.89%
2012	11.82	0.10	0.30	0.40	(0.03)	(0.28)	(0.31)	11.91	3.53
2011	10.12	0.12	1.63	1.75	(0.03)	(0.02)	(0.05)	11.82	17.31
2010(d)	10.00	0.03	0.10	0.13	(0.01)	–	(0.01)	10.12	1.33 (e)
Class C shares
2013	11.75	0.06	0.07	0.13	(0.03)	(0.30)	(0.33)	11.55	1.10
2012	11.72	0.01	0.30	0.31	–	(0.28)	(0.28)	11.75	2.80
2011	10.10	0.04	1.61	1.65	(0.01)	(0.02)	(0.03)	11.72	16.44
2010(d)	10.00	–	0.10	0.10	–	–	–	10.10	1.04 (e)
Class P shares
2013	11.96	0.18	0.07	0.25	(0.13)	(0.3)	(0.43)	11.78	2.14
2012	11.85	0.12	0.31	0.43	(0.04)	(0.28)	(0.32)	11.96	3.78
2011(g)	10.57	0.15	1.19	1.34	(0.04)	(0.02)	(0.06)	11.85	12.75 (e)
GLOBAL MULTI-STRATEGY FUND
Class A shares
2013	10.32	–	0.29	0.29	–	(0.14)	(0.14)	10.47	2.85
2012(i)	10.00	(0.04)	0.36	0.32	–	–	–	10.32	3.20 (e)
Class C shares
2013	10.33	(0.08)	0.29	0.21	–	(0.14)	(0.14)	10.40	2.07
2012(j)	10.18	(0.02)	0.17	0.15	–	–	–	10.33	1.47 (e)
Class P shares
2013	10.34	0.02	0.29	0.31	–	(0.14)	(0.14)	10.51	3.04
2012(i)	10.00	(0.02)	0.36	0.34	–	–	–	10.34	3.40 (e)
OPPORTUNISTIC MUNICIPAL FUND
Class A shares
2013	10.29	0.43	(1.16)	(0.73)	(0.41)	(0.03)	(0.44)	9.12	(7.53)
2012(j)	10.00	0.08	0.28	0.36	(0.07)	–	(0.07)	10.29	3.62 (e)
Class C shares
2013	10.29	0.36	(1.17)	(0.81)	(0.33)	(0.03)	(0.36)	9.12	(8.22)
2012(j)	10.00	0.07	0.28	0.35	(0.06)	–	(0.06)	10.29	3.48 (e)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Dividends and Interest Expense on Short Sales and Short Sale Fees)	Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$281,607	1.25%	N/A	N/A	1.47%(c)	1.25%	78.7%
246,133	1.25	N/A	N/A	1.44 (c)	0.86	107.3
90,355	1.25	N/A	N/A	1.32 (c)	1.06	59.7
9,577	1.25 (f)	N/A	N/A	2.73 (c),(f)	0.61 (f)	38.1 (f)

49,372	2.00	N/A	N/A	2.04 (c)	0.51	78.7
42,133	2.00	N/A	N/A	2.13 (c)	0.07	107.3
37,833	2.00	N/A	N/A	2.18 (c)	0.37	59.7
1,364	2.00 (f)	N/A	N/A	11.08 (c),(f)	(0.03)(f)	38.1 (f)

60,294	0.99	N/A	N/A	0.99 (c)	1.51	78.7
39,474	1.04	N/A	N/A	1.13 (c)	1.05	107.3
30,013	1.05 (f)	N/A	N/A	1.05 (c),(f)	1.37 (f)	59.7 (f)

100,180	2.61	2.00 (h)	N/A	2.74 (c)	(0.07)	135.6
8,465	2.70 (f)	2.00 (f),(h)	N/A	3.62 (c),(f)	(0.45)(f)	196.0 (f)

21,035	3.36	2.75 (h)	N/A	3.65 (c)	(0.82)	135.6
1,529	3.30 (f)	2.75 (f),(h)	N/A	30.56 (c),(f)	(0.83)(f)	196.0 (f)

66,419	2.40	1.79 (h)	N/A	2.49 (c)	0.08	135.6
707	2.50 (f)	1.80 (f),(h)	N/A	12.80 (c),(f)	(0.19)(f)	196.0 (f)

13,962	1.03	N/A	0.9%	1.21 (c)	4.21	103.4
7,860	1.13 (f)	N/A	0.90 (f)	3.23 (c),(f)	3.78 (f)	93.8 (f)

7,835	1.78	N/A	1.65	2.03 (c)	3.47	103.4
7,745	1.88 (f)	N/A	1.65 (f)	3.93 (c),(f)	3.03 (f)	93.8 (f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Excludes expense reimbursement from Manager.
(d)	Period from March 16, 2010, date shares first offered, through August 31, 2010.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Period from September 27, 2010, date shares first offered, through August 31, 2011.
(h)	Excludes dividends and interest expense on short sales and short sale fees. See "Operating Policies" in notes to financial statements.
(i)	Period from October 24, 2011, date shares first offered, through August 31, 2012.
(j)	Period from June 14, 2012, date shares first offered, through August 31, 2012.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended August 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return
PREFERRED SECURITIES FUND
Class A shares
2013	$10.36	$0.54	$(0.12)	$0.42	$(0.55)	$(0.06)	$(0.61)	$10.17	3.96% (b)
2012	9.82	0.59	0.55	1.14	(0.57)	(0.03)	(0.60)	10.36	12.20 (b)
2011	9.86	0.59	–	0.59	(0.57)	(0.06)	(0.63)	9.82	6.04 (b)
2010(h)	8.88	0.51	0.98	1.49	(0.51)	–	(0.51)	9.86	17.28 (b),(c)
2009(f)	6.68	0.59	2.20	2.79	(0.59)	–	(0.59)	8.88	44.34 (b)
2008(f)	10.11	0.58	(3.45)	(2.87)	(0.56)	–	(0.56)	6.68	(29.61) (b)
Class C shares
2013	10.35	0.46	(0.12)	0.34	(0.47)	(0.06)	(0.53)	10.16	3.21 (b)
2012	9.81	0.51	0.56	1.07	(0.50)	(0.03)	(0.53)	10.35	11.38 (b)
2011	9.85	0.51	0.01	0.52	(0.50)	(0.06)	(0.56)	9.81	5.26 (b)
2010(h)	8.87	0.45	0.99	1.44	(0.46)	–	(0.46)	9.85	16.59 (b),(c)
2009(f)	6.68	0.53	2.20	2.73	(0.54)	–	(0.54)	8.87	43.19 (b)
2008(f)	10.11	0.52	(3.46)	(2.94)	(0.49)	–	(0.49)	6.68	(30.14) (b)
Class P shares
2013	10.30	0.56	(0.12)	0.44	(0.57)	(0.06)	(0.63)	10.11	4.22 (b)
2012	9.77	0.60	0.55	1.15	(0.59)	(0.03)	(0.62)	10.30	12.41 (b)
2011(i)	10.04	0.54	(0.15)	0.39	(0.60)	(0.06)	(0.66)	9.77	3.93 (b),(c)
Class J shares
2013	$10.17	$0.51	$(0.12)	$0.39	$(0.53)	$(0.06)	$(0.59)	$9.97	3.74%(m)
2012	9.65	0.55	0.55	1.10	(0.55)	(0.03)	(0.58)	10.17	11.96%(m)
2011	9.70	0.55	0.01	0.56	(0.55)	(0.06)	(0.61)	9.65	5.80%(m)
2010(h)	8.74	0.47	0.97	1.44	(0.48)	–	(0.48)	9.70	16.97 (c),(m)
2009(f)	6.59	0.55	2.15	2.70	(0.55)	–	(0.55)	8.74	43.45%(m)
2008(f)	9.97	0.53	(3.39)	(2.86)	(0.52)	–	(0.52)	6.59	(29.84)%(m)
SMALL-MIDCAP DIVIDEND INCOME FUND
Class A shares
2013	10.46	0.34	1.80	2.14	(0.32)	(0.03)	(0.35)	12.25	20.85
2012	9.28	0.34	1.22	1.56	(0.38)	–	(0.38)	10.46	17.30
2011(j)	10.00	0.06	(0.78)	(0.72)	–	–	–	9.28	(7.20)(c)
Class C shares
2013	10.48	0.23	1.81	2.04	(0.28)	(0.03)	(0.31)	12.21	19.75
2012(k)	9.87	0.05	0.63	0.68	(0.07)	–	(0.07)	10.48	6.89 (c)
Class P shares
2013	10.58	0.38	1.82	2.20	(0.35)	(0.03)	(0.38)	12.40	21.17
2012	9.38	0.38	1.23	1.61	(0.41)	–	(0.41)	10.58	17.70
2011(j)	10.00	0.07	(0.69)	(0.62)	–	–	–	9.38	(6.20)(c),(l)

FINANCIAL HIGHLIGHTS (CONTINUED)
PRINCIPAL FUNDS, INC.

Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$1,108,540	1.07%	1.07%	5.11%	31.5%
1,139,496	1.06	1.06	5.94	22.9
798,143	1.10	1.10	5.80	16.8
874,721	1.07 (d)	1.10 (d),(e)	6.57 (d)	23.4 (d)
669,875	1.00 (g)	–	7.87	26.2
190,999	1.00 (g)	–	6.61	18.7

911,340	1.81	1.81	4.37	31.5
887,524	1.82	1.82	5.18	22.9
669,953	1.85	1.85	5.06	16.8
576,857	1.82 (d)	1.84 (d),(e)	5.82 (d)	23.4 (d)
432,896	1.75 (g)	–	7.14	26.2
116,229	1.75 (g)	–	5.94	18.7

824,389	0.85	0.85 (e)	5.34	31.5
734,855	0.85	0.85 (e)	6.14	22.9
349,253	0.76 (d)	0.76 (d),(e)	5.86 (d)	16.8 (d)

$33,590	1.27%	1.47%(n)	4.91%	31.5%
30,976	1.28	1.46%(n)	5.74	22.9
28,544	1.33	1.46%(n)	5.57	16.8
27,450	1.45 (d)	1.51 (d),(n)	6.19 (d)	23.4 (d)
22,511	1.50	1.55%(n)	7.73	26.2
16,099	1.46	–	5.94	18.7

109,770	1.26	1.26 (e)	2.89	18.5
16,660	1.40	1.60 (e)	3.42	19.1
3,697	1.40 (d)	7.11 (d),(e)	2.99 (d)	43.5 (d)

20,427	2.15	2.27 (e)	1.88	18.5
192	2.15 (d)	179.47 (d),(e)	2.34 (d)	19.1 (d)

32,430	1.00	1.11 (e)	3.17	18.5
5,288	1.00	1.97 (e)	3.69	19.1
110	1.02 (d)	211.90 (d),(e)	3.35 (d)	43.5 (d)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge, if applicable.
(c)	Total return amounts have not been annualized.
(d)	Computed on an annualized basis.
(e)	Excludes expense reimbursement from Manager.
(f)	For the period November 1 to October 31 in the year indicated.
(g)	Reflects Manager's contractual expense limit.
(h)	Ten months ended August 31, 2010. Effective in 2010, the fund's fiscal year end was changed from October 31 to August 31.
(i)	Period from September 27, 2010, date shares first offered, through August 31, 2011.
(j)	Period from June 6, 2011, date shares first offered, through August 31, 2011.
(k)	Period from June 14, 2012, date shares first offered, through August 31, 2012.
(l)
During 2011, the Fund processed a significant (relative to the Class) "As Of" transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund's shareholder processing policies, this benefit inures to all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(m)	Total return is calculated without the contingent deferred sales charge.
(n)	Excludes expense reimbursement from Manager and/or Distributor.

APPENDIX A - DESCRIPTION OF BOND RATINGS
Moody’s Investors Service, Inc. Rating Definitions:
Long-Term Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.
SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”
Description of Moody’s Commercial Paper Ratings:
Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.
Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.
Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:
A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.
The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.
The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.
The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:
Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:
Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:
Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.
Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:
Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings
A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:
Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:
Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.
Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2	A satisfactory capacity to pay principal and interest.

SP-3	A speculative capacity to pay principal and interest.
Fitch, Inc. Long-Term Credit Ratings
Investment Grade

AAA:
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:
Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:
High credit quality. “A” ratings denote low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:
Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Speculative Grade

BB:
Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B:	Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC:	Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC:	Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C:	Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations. These currently are published for most individual obligations of corporate issuers with IDRs in the ‘B’ rating category and below, and for selected structured finance obligations in low speculative grade.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral. For structured finance, Recovery Ratings are designed to estimate recoveries on a forward-looking basis while taking into account the time value of money.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages, but actual recoveries for a given security may deviate materially from historical averages.

RR1:	Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.

RR2:	Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.

RR3:	Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.

RR4:	Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.

RR5:	Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.

RR6:	Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, structured and sovereign obligations, and up to 36 months for obligations in US public finance markets.

F1:	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2:	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3:	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B:	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C:	High short-term default risk. Default is a real possibility.

RD:	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D:	Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

APPENDIX B – RELATED PERFORMANCE OF THE SUB-ADVISOR
Edge Asset Management, Inc. ("Edge") is the sub-advisor for the Small-MidCap Dividend Income Fund (the "Fund"). The Fund has limited historical performance. Therefore, the Fund provides you with the following Performance Results table that shows the performance results of Edge's Small Mid-Cap Value Composite as well as the performance of the Russell 2500 Value Index, a broad-based securities market index comparable to Edge's composite.
Edge's composite consists of historical information about all client accounts Edge manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. The composite is provided to illustrate Edge's past performance in managing accounts with investment objectives and strategies substantially similar to those of the Fund. The composite does not represent the performance of the Fund. Edge's composite is provided for time periods during which the Fund did not exist and, therefore, had no performance.
Edge computes its composite performance based upon its asset weighted average performance with regard to accounts it manages that have investment objectives, policies, and strategies substantially similar to those of the Fund. Edge’s composite performance results are net of all fees and expenses incurred by any client account in the composite. If Edge's composite performance results were to be adjusted to reflect the fees and expenses of the Fund, the composite performance results shown would be lower. Although the Fund and the client accounts comprising the Edge composite have substantially similar investment objectives, policies, and strategies, you should not assume that the Fund will achieve the same performance as the composite. For example, the Fund’s future performance may be better or worse than the composite's performance due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows of the Fund and those of the client accounts represented in the composite.
The client accounts in Edge’s composite can change from time-to-time. Some of the accounts included in the Edge composite are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance of the composite shown below may have been lower.
Portions of the information below are based on data supplied by Edge and from statistical services, reports, or other sources believed by Principal Management Corporation (“Principal”) to be reliable. However, Principal has not verified or audited such information.
The effect of taxes is not reflected in the composite performance information below because the effect would depend on each client's tax status.
Current performance of the Edge composite may be lower or higher than the performance data shown below.
PERFORMANCE RESULTS

	Average Annual Total Returns (through September 30, 2013)
	YTD	1 YR	3 YR	Life of Fund
Small-MidCap Dividend Income Fund (commenced operations June 6, 2011)
Class A Return Before Taxes	14.41%	17.64%	N/A	12.29%
Class A Return After Taxes on Distributions	13.56%	16.43%	N/A	11.30%
Class A Return After Taxes on Distributions and Sale of Fund Shares	8.13%	10.22%	N/A	9.25%
Class C Return Before Taxes	19.24%	22.36%	N/A	14.03%
Class P Return Before Taxes	21.32%	24.88%	N/A	15.89%
Edge Small Mid-Cap Value Composite	*	*	18.18%	*
Russell 2500 Value Index	22.50%	27.58%	17.12%	14.59%
In the table above, “N/A” means not available because the Fund did not exist at that time.
* Composite performance is not shown for this time period because Fund performance is available.
The returns for Class C shares are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on June 6, 2011.

ADDITIONAL INFORMATION
Additional information about the Fund is available in the Statement of Additional Information dated December 30, 2013, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principalfunds.com/prospectus. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.
Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520.
The U.S. government does not insure or guarantee an investment in any of the Funds.
Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Funds, Inc. SEC File 811-07572